As filed with the Securities and Exchange Commission on June 15, 2006

Securities Act File No. 333-133763

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK FUNDS SM

(Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, DE 19809

(Address of Principal Executive Offices)

Telephone Number: (888) 825-2257

(Area Code and Telephone Number)

Brian Kindelan, Esq.

BlackRock Advisors, Inc.

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, DE 19809

(Name and Address of Agent for Service)

Copies to:

Richard T. Prins, Esq.	Sarah E. Cogan, Esq.	Frank P. Bruno, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP	Simpson Thacher & Bartlett LLP	Sidley Austin LLP
4 Times Square	425 Lexington Avenue	787 Seventh Avenue
New York, New York 10036-6522	New York, New York 10017	New York, New York 10019-6018

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of securities being registered:  Investor A, Investor B1, Investor C1, R and Institutional shares, each with a par value of $0.001 per share, of the BlackRock Government Income Portfolio, a series of the registrant. Calculation of Registration Fee under the Securities Act of 1933, as amended: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940, as amended.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of Merrill Lynch U.S. Government Fund

2.	Questions and Answers to Shareholders of Merrill Lynch U.S. Government Fund

3.	Notice of Special Meeting of Shareholders of Merrill Lynch U.S. Government Fund

4.	Combined Prospectus/Proxy Statement regarding the proposed Reorganization of Merrill Lynch U.S. Government Fund into the BlackRock Government Income Portfolio, a series of BlackRock Funds

5.	Statement of Additional Information regarding the proposed Reorganization of Merrill Lynch U.S. Government Fund into the BlackRock Government Income Portfolio, a series of BlackRock Funds

6.	Part C Information

7.	Exhibits

MERRILL LYNCH U.S. GOVERNMENT FUND

P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

June 15, 2006

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the "Special Meeting") of the Merrill Lynch U.S. Government Fund (the "ML Fund") to be held on July 31, 2006. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the ML Fund.

As you know, the ML Fund is advised by Fund Asset Management, L.P. ("FAM"), an affiliate of Merrill Lynch Investment Managers, L.P. ("MLIM"). The proposal you will be asked to consider at the meeting arises from the agreement by MLIM's parent company, Merrill Lynch & Co., Inc. ("Merrill Lynch"), to combine MLIM and certain affiliates, including FAM, with BlackRock, Inc. ("BlackRock"), one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock's current majority shareholder, and is expected to close at the end of the third quarter of 2006.

The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the "Reorganization") of the ML Fund into the BlackRock Government Income Portfolio, a fund with an investment objective and investment policies similar to those of the ML Fund. This proposed Reorganization is part of the effort to consolidate certain of the comparable MLIM and BlackRock mutual funds to eliminate redundancies and achieve certain operating efficiencies. MLIM, BlackRock or their affiliates have agreed to pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the ML Fund will not bear the costs of the Reorganization.

The Board of Trustees of the ML Fund believes the Reorganization is in the best interests of the ML Fund and its shareholders, and unanimously recommends that you vote "For" the proposed Reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods by following the instructions on your proxy card.

•  By touch-tone telephone;

•  By internet;

•  By returning the enclosed proxy card in the postage-paid envelope; or

•  In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares over the phone.

As always, we appreciate your support.

  Sincerely,

  Robert C. Doll, Jr.
  President and Trustee

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "For" the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:  Why is a shareholder meeting being held?

A:  You are being asked to approve an agreement and plan of reorganization (the "Reorganization") between the Merrill Lynch U.S. Government Fund (the "ML Fund") and the BlackRock Government Income Portfolio (the "BlackRock Fund"), a fund that pursues an investment objective and investment policies similar to that of the ML Fund. If the proposed Reorganization is approved and completed, an account at the BlackRock Fund will be set up in your name, you will become a shareholder of the BlackRock Fund and the ML Fund will be dissolved. The BlackRock Fund will continue to be managed by BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"), a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"). Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the BlackRock Fund.

As you know, the ML Fund is advised by Fund Asset Management, L.P. ("FAM"), an affiliate of Merrill Lynch Investment Managers, L.P. ("MLIM"). The Reorganization arises from the agreement by MLIM's parent company, Merrill Lynch & Co., Inc. ("Merrill Lynch"), to combine MLIM and certain affiliates, including FAM, with BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock mutual funds to eliminate redundancies and achieve certain operating efficiencies. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $463 billion in assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock's current majority shareholder, and is expected to close at the end of the third quarter of 2006.

Q:  How does the Board of Trustees suggest that I vote?

A:  After careful consideration, the Board of Trustees of the ML Fund (the "ML Fund Board") has determined that the proposed Reorganization will benefit the shareholders of the ML Fund and recommends that you cast your vote "For" the proposed Reorganization. The ML Fund Board considered the similarities between the investment objectives and policies of the ML Fund and the BlackRock Fund, and anticipates that shareholders of the ML Fund will benefit from (i) the expected operating efficiencies from the larger net asset size of the combined fund, (ii) the combined fund having projected net operating expenses at or below those of the ML Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers, (iii) the combined fund having access to significantly more investment professionals and related resources and (iv) receiving substantially the same services as currently offered in addition to a broader array of investment options offered by the larger combined fund family.

Q:  How will the Reorganization affect me?

A:  If shareholders of the ML Fund approve the proposed Reorganization, substantially all of the assets and certain stated liabilities of the ML Fund will be combined with those of the BlackRock Fund and you will become a shareholder of the BlackRock Fund. An account will be set up in your name at the BlackRock Fund and you will receive shares of the BlackRock Fund. You will receive the same or a similar class of shares of the BlackRock Fund as you currently hold of the ML Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the ML Fund will hold a smaller percentage of ownership in the combined fund than he or she held in the ML Fund prior to the Reorganization.

Q.  In the Reorganization, will I receive shares of the BlackRock Fund of the same class as the shares of the ML Fund that I now hold?

A.  You will receive shares of the BlackRock Fund of the same or a similar class as the shares you own of the ML Fund. Certain classes of shares of the BlackRock Fund will not be available for purchase after the closing of the Reorganization.

Q.  Will I own the same number of shares of the BlackRock Fund as I currently own of the ML Fund?

A.  No, you will receive shares of the BlackRock Fund with the same aggregate net asset value as the shares of the ML Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the two Funds on the closing date. Thus, on the closing date, if the net asset value of a share of the BlackRock Fund is lower than the net asset value of the corresponding share of the ML Fund, you will receive a greater number of shares of the BlackRock Fund in the Reorganization than you held in the ML Fund before the Reorganization. On the other hand, if the net asset value of a share of the BlackRock Fund is higher than the net asset value of the corresponding share of the ML Fund, you will receive fewer shares of the BlackRock Fund in the Reorganization than you held in the ML Fund before the Reorganization. The aggregate net asset value of your BlackRock Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your ML Fund shares immediately prior to the Reorganization.

Q.  Will my privileges as a shareholder change after the Reorganization?

A.  Your rights as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be substantially the same or may become more favorable.

Q:  Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:  No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the BlackRock Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your ML Fund shares or (ii) you purchased your shares of any other MLIM fund and subsequently exchanged them for shares of the ML Fund.

Q:  How do operating expenses paid by the BlackRock Fund compare to those payable by the ML Fund?

A:  Following the Reorganization, the BlackRock Fund's projected net operating expenses are expected to be at or below those of the ML Fund after taking into account contractual and/or voluntary fee waivers.

Q:  What will I have to do to open an account in the BlackRock Fund? What happens to my account if the Reorganization is approved?

A:  If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the BlackRock Fund, and we will send you written confirmation that this change has taken place. You will receive the same or a similar class of shares of the BlackRock Fund as you currently hold of the ML Fund. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the ML Fund, it is not necessary to surrender such certificates.

Q:  Will I have to pay any federal taxes as a result of the Reorganization?

A:  The Reorganization is expected to qualify as a tax-free "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the ML Fund will not recognize any gain or loss as a result of the transfer of substantially all of its assets and certain stated liabilities in exchange solely for shares of the BlackRock Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the BlackRock Fund in connection with the Reorganization.

Q:  What if I redeem or exchange my shares before the Reorganization takes place?

A:  If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction. Also, in the case of redemptions, any applicable contingent deferred sales charges will be applied.

Q:  How do I vote my proxy?

A:  You may cast your vote by mail, telephone or internet or in person at the special shareholder meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the proxy card and follow the instructions.

Q:  When will the Reorganization occur?

A:  If approved by shareholders, the Reorganization is expected to occur contemporaneously with or soon after the transaction between MLIM and BlackRock, which is expected to occur at the end of the third quarter of 2006. The Reorganization will not take place if for any reason the transaction between MLIM and BlackRock does not occur or if the Reorganization is not approved by ML Fund shareholders at the Special Meeting.

Q:  Whom do I contact for further information?

A:  You can contact your financial adviser for further information or call Computershare Fund Services, our proxy solicitor, at 1-866-752-6486.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

MERRILL LYNCH U.S. GOVERNMENT FUND

P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 31, 2006

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders (the "Special Meeting") of the Merrill Lynch U.S. Government Fund (the "ML Fund") will be held on July 31, 2006 at 9:00 a.m., Eastern time, at the offices of Fund Asset Management, L.P., at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, for the following purposes:

1.  To consider a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the ML Fund would transfer substantially all of its assets and certain stated liabilities to the BlackRock Government Income Portfolio (the "BlackRock Fund") in exchange solely for Investor A, Investor B1, Investor C1, R and Institutional Shares of the BlackRock Fund, which will be distributed by the ML Fund to the holders of its shares in complete liquidation thereof; and

2.  To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The Board of Trustees of the ML Fund has fixed the close of business on June 2, 2006 as the record date for determination of shareholders of the ML Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

It is very important that your voting instructions be received prior to the Special Meeting. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the ML Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section herein entitled "Voting Information and Requirements—Manner of Voting" for more information.

  By Order of the Board of Trustees,

  Alice A. Pellegrino
  Secretary

Plainsboro, New Jersey
June 15, 2006

COMBINED PROSPECTUS/PROXY STATEMENT

MERRILL LYNCH U.S. GOVERNMENT FUND

P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

BLACKROCK GOVERNMENT INCOME PORTFOLIO

Bellevue Park Corporate Center
100 Bellevue Parkway
Wilmington, Delaware 19809
(888) 825-2257

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the Merrill Lynch U.S. Government Fund (the "ML Fund"). A special meeting of shareholders of the ML Fund (the "Special Meeting") will be held at the offices of Fund Asset Management, L.P. ("FAM"), at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on July 31, 2006 at 9:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the ML Fund at the close of business on June 2, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the ML Fund on or about June 23, 2006. Whether or not you expect to attend the Special Meeting or any adjournment thereof, the Board of Trustees of the ML Fund (the "ML Fund Board") requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1.  To consider a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the ML Fund would transfer substantially all of its assets and certain stated liabilities to the BlackRock Government Income Portfolio (the "BlackRock Fund") in exchange solely for Investor A, Investor B1, Investor C1, R and Institutional Shares of the BlackRock Fund, which will be distributed by the ML Fund to the holders of its shares in complete liquidation thereof; and

2.  To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The ML Fund Board and the Board of Trustees of the BlackRock Trust (defined below), on behalf of the BlackRock Fund (the "BlackRock Fund Board"), have each approved a reorganization (the "Reorganization") by which the ML Fund, an open-end investment company, would be reorganized into the BlackRock Fund, a separate series of BlackRock FundsSM (the "BlackRock Trust"), an open-end investment company. The BlackRock Fund has an investment objective and investment policies and practices similar to those of the ML Fund. As you know, the ML Fund is advised by FAM, an affiliate of Merrill Lynch Investment Managers, L.P. ("MLIM"). The Reorganization arises from the agreement by MLIM's parent company, Merrill Lynch & Co., Inc. ("Merrill Lynch"), to combine MLIM and certain affiliates, including FAM, with BlackRock, Inc. ("BlackRock") to form a new asset management company. The Reorganization is part of a larger initiative to consolidate certain of the MLIM funds with comparable funds for which BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"), a wholly-owned subsidiary of BlackRock, serves as investment adviser in order to eliminate redundancies and achieve certain operating efficiencies.

The ML Fund and the BlackRock Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds."

If the ML Fund shareholders approve the Reorganization, the ML Fund will transfer substantially all of its assets and certain stated liabilities to the BlackRock Fund. The BlackRock Fund will simultaneously issue shares to the ML Fund in an amount equal to the aggregate net asset value of the outstanding shares of the ML Fund. Immediately thereafter, the ML Fund will distribute these shares of the BlackRock Fund to its shareholders. After distributing these shares, the ML Fund will be dissolved. When the Reorganization is complete, ML Fund shareholders will hold the same or a similar class of shares of the BlackRock Fund as they currently hold of the ML Fund. The aggregate net asset value of the BlackRock Fund shares received in the Reorganization will equal the aggregate net asset value of the ML Fund shares held immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the ML Fund will hold a smaller percentage of ownership in the combined fund than such shareholder held in the ML Fund prior to the Reorganization. After the Reorganization, the BlackRock Fund will continue to operate as a separate series of the BlackRock Trust, a registered open-end investment company. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock discussed above shall have been completed.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the ML Fund should know before voting on the Reorganization and constitutes an offering of Investor A, Investor B1, Investor C1, R and Institutional Shares of the BlackRock Fund only. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the "SEC"), are incorporated herein by reference:

•  A Statement of Additional Information dated June 15, 2006 (the "Reorganization SAI") relating to this Combined Prospectus/Proxy Statement

•  A Statement of Additional Information containing additional information about the BlackRock Fund dated January 31, 2006 (and as currently supplemented)

•  A Prospectus and Statement of Additional Information containing additional information about the ML Fund, each dated December 21, 2005 (and as currently supplemented)

In addition, the following documents, each having been filed with the SEC, are incorporated herein by reference and also accompany this Combined Prospectus/Proxy Statement:

•  A Blackrock Fund Prospectus for existing Investor Shares (Investor Class A Shares, Investor Class B Shares, and Investor Class C Shares) dated January 31, 2006 (and as currently supplemented) (the "BlackRock Fund Investor Shares Prospectus")

Except as otherwise described herein, the policies and procedures set forth under "About Your Investment" in the BlackRock Fund Investor Shares Prospectus will apply to the Investor B1, Investor C1 and R Shares to be issued by the BlackRock Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Government Income Portfolio	Merrill Lynch U.S. Government Fund

BlackRock Funds c/o PFPC Inc. P.O. Box 9819 Providence, Rhode Island 02940-8019 1-800-441-7762	P.O. Box 9011 Princeton, New Jersey 08543-9011 1-800-995-6526

If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." A copy of the Reorganization SAI and other information about these proxy materials may also be obtained at www.mlfundsproxy.com (for Merrill Lynch clients) or www.fundproxy.com (for non-Merrill Lynch clients).

You also may view or obtain these documents from the SEC:

In Person:	At the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549 and at the SEC Boston District—District Administrator, 73 Tremont Street, Suite 600, Boston, Massachusetts 02108.

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section Officer of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

The ML Fund Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is June 15, 2006.

TABLE OF CONTENTS

SUMMARY

The Proposed Reorganization	5

Background and Reasons for the Proposed Reorganization	5

Investment Objectives and Principal Investment Strategies	7

Fees and Expenses	8

Federal Tax Consequences	16

Purchase, Exchange, Redemption and Valuation of Shares	16

COMPARISON OF THE ML FUND AND THE BLACKROCK FUND	16

Principal and Other Investment Risks	16

Investment Objectives and Principal Investment Strategies	18

Performance Information	19

Management of the Funds	21

Investment Advisory Agreements	22

Administration Agreements	23

Other Service Providers	24

Distribution and Service Fees	24

Purchase, Exchange, Redemption and Valuation of Shares	25

Market Timing	27

FINANCIAL HIGHLIGHTS	27

INFORMATION ABOUT THE REORGANIZATION	27

General	27

Terms of the Reorganization Agreement	28

Reasons for the Reorganization	29

Material U.S. Federal Income Tax Consequences of the Reorganization	31

Expenses of the Reorganization	33

Continuation of Shareholder Accounts and Plans; Share Certificates	33

Legal Matters	33

OTHER INFORMATION	34

Capitalization	34

Shareholder Information	34

Shareholder Rights and Obligations	36

Shareholder Proposals	37

Solicitation of Proxies	37

VOTING INFORMATION AND REQUIREMENTS	37

General	37

Shareholder Approval	37

Manner of Voting	38

APPENDIX A – FUNDAMENTAL INVESTMENT RESTRICTIONS	A-1

APPENDIX B – FORM OF AGREEMENT AND PLAN OF REORGANIZATION	B-1

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The ML Fund and the BlackRock Fund are both open-end management investment companies registered with the SEC. The ML Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts, while the BlackRock Fund is organized as a separate series of the BlackRock Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. The primary investment objective of the ML Fund is to seek to obtain high current return through investments in U.S. Government securities and U.S. Government agency securities, including Government National Mortgage Association ("Ginnie Mae") mortgage backed certificates and other mortgage backed government securities. The BlackRock Fund's investment objective is to seek to maximize total return, consistent with income generation and prudent investment management. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund's distributor, FAM Distributors, Inc. or BlackRock Distributors, Inc., respectively, and numerous intermediaries. Shareholders of each Fund (other than holders of the BlackRock Fund's Institutional Shares and holders of the ML Fund's Class R Shares) have the right to exchange their shares for shares of the same class of other funds managed by the same adviser, subject to certain limitations. Additionally, each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to contingent deferred sales charges).

The Proposed Reorganization

The ML Fund Board, including the Trustees who are not "interested persons" of the ML Fund (as defined in the 1940 Act) (e.g., the independent Trustees), has unanimously approved the Reorganization Agreement. The BlackRock Fund Board, including the independent Trustees, has also unanimously approved the Reorganization Agreement. Subject to approval by the ML Fund shareholders, the Reorganization Agreement provides for:

•  the transfer of substantially all of the assets and certain stated liabilities of the ML Fund to the BlackRock Fund in exchange for Investor A, Investor B1, Investor C1, R and Institutional Shares of the BlackRock Fund;

•  the distribution of such shares to ML Fund shareholders; and

•  the dissolution of the ML Fund.

If the proposed Reorganization is approved and completed, ML Fund shareholders would hold shares of the same or a similar class of the BlackRock Fund as they currently hold of the ML Fund with an aggregate net asset value equal to the aggregate net asset value of ML Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The ML Fund is advised by FAM, an affiliate of MLIM. The Reorganization arises from the agreement by MLIM's parent company, Merrill Lynch, to combine MLIM and certain affiliates, including FAM, with BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock mutual funds in order to eliminate redundancies and achieve certain operating efficiencies. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $463 billion of assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Merrill Lynch will hold a

49.8% economic stake and about 45% of the common stock of the new company, and the common stock interest of BlackRock's current majority shareholder, The PNC Financial Services Group, Inc. ("PNC"), will be diluted to about 34%. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares in accordance with the recommendation of the new company's board of directors on all matters, including election of directors. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

In approving the Reorganization Agreement, the ML Fund Board assumed that the transaction between Merrill Lynch and BlackRock would be consummated and that BlackRock Advisors would be the investment adviser to the ML Fund. The ML Fund Board, including the independent Trustees, determined that participation in the Reorganization is in the best interests of the ML Fund and its shareholders and that the interests of the shareholders of the ML Fund will not be diluted with respect to net asset value as a result of the Reorganization. Before reaching these conclusions, the ML Fund Board and the independent Trustees engaged in a thorough review process relating to the proposed transactions, including the new investment advisory agreement, contingent subadvisory agreement, 12b-1 plan, shareholder servicing plan and distribution agreements for the ML Fund and the Reorganization. As part of this process, the ML Fund Board requested and received information concerning BlackRock, the BlackRock Fund and other BlackRock funds. The independent Trustees held special meetings on April 10, April 13, April 25 and May 9, 2006 to meet with senior executives of BlackRock and MLIM to review the proposed transactions. At those meetings, the Trustees conducted due diligence, including an examination of the Reorganization proposal and the qualifications and resources of BlackRock and the new company. The Trustees also met with executives and investment professionals of BlackRock and MLIM. At the May 9, 2006 special meeting, the entire ML Fund Board approved the Reorganization.

The primary factors considered by the ML Fund Board with regard to the Reorganization include, but are not limited to, the following:

•  The investment objectives and policies of the ML Fund and the BlackRock Fund are similar. See "Comparison of the ML Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies."

•  It is expected that the combined fund will achieve certain operating efficiencies from its larger net asset size.

•  It is expected that the combined fund will have net operating expenses at or below those of the ML Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers.

•  There will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•  The new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually.

•  The composition of the investment team that will manage the combined fund and the team's investment style and strategies (as described below under "Comparison of the ML Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies"). See "Management of the Funds."

•  The relative performance histories of each Fund. See "Comparison of the ML Fund and the BlackRock Fund—Performance History."

•  Shareholders will have substantially the same services available and will have access to a larger fund family with a broader array of investment options. See "Comparison of the ML Fund and the BlackRock Fund—Purchase, Exchange, Redemption and Valuation of Shares" and "Information Regarding the Reorganization—Continuation of Shareholder Accounts and Plans; Share Certificates."

•  The costs associated with the Reorganization will be paid by MLIM, BlackRock or their affiliates and will not be borne by shareholders.

•  BlackRock has a strong commitment to and record of compliance.

Considering these and other reasons, the ML Fund Board unanimously concluded that completion of the Reorganization is in the best interests of the ML Fund and its shareholders and that the interests of the shareholders of the ML Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determination was made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

By a separate notice and proxy statement, the ML Fund shareholders are being asked to approve an investment advisory agreement with BlackRock Advisors to take effect after the completion of the transaction between MLIM and BlackRock. If the Reorganization is not approved by ML Fund shareholders, but the investment advisory agreement with BlackRock Advisors is approved, the ML Fund will continue to operate for the time being as a separate fund advised by BlackRock Advisors, and the ML Fund Board will consider other alternatives to the Reorganization. If neither the Reorganization nor the new investment advisory agreement is approved by ML Fund shareholders, the ML Fund Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the ML Fund Board may be required to liquidate the ML Fund. Any such liquidation would be a taxable event for shareholders.

The ML Fund Board unanimously recommends that you vote "For" the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objective of the ML Fund is to seek high current return through investments in U.S. Government securities and U.S. Government agency securities, including Ginnie Mae mortgage backed certificates and other mortgage backed government securities. The BlackRock Fund's investment objective is to seek to maximize total return, consistent with income generation and prudent investment management. The ML Fund's investment objective is a fundamental policy that may not be changed without approval of a majority of the ML Fund's outstanding voting securities, as defined in the 1940 Act. The BlackRock Fund's investment objective may be changed by the BlackRock Fund Board without shareholder approval upon 30 days' notice to shareholders. The combined fund will pursue the BlackRock Fund's investment objective. Because the ML Fund and the BlackRock Fund pursue similar investment objectives, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the ML Fund which are incompatible with the BlackRock Fund's investment objective.

Principal Investment Strategies. The ML Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in U.S. Government securities, U.S. Government agency securities, and securities issued by U.S. Government instrumentalities and U.S. Government sponsored enterprises. Some of these securities, including U.S. Treasury bills, notes and bonds and securities of Ginnie Mae and the Federal Housing Administration ("FHA"), are issued and/or guaranteed by the U.S. Government and are supported by the full faith and credit of the United States. Other securities are issued or guaranteed by U.S. Government agencies or U.S. Government sponsored enterprises (such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae")) and are not direct obligations of the United States, and are not backed by the full faith and credit of the United States, but involve sponsorship or guarantees by government agencies or enterprises. In selecting portfolio securities, the ML Fund's management considers the relative yield of different types of securities issued by U.S. Government issuers and its assessment of future interest rate patterns. The ML Fund targets an average remaining maturity of between three and ten years. The ML Fund may use derivatives for hedging purposes, as well as to increase the return on its portfolio investments.

The BlackRock Fund seeks to achieve its investment objective by investing primarily in the highest rated U.S. Government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The BlackRock Fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the BlackRock Fund are rated in the highest rating category (AAA by Standard & Poor's ("S&P") or Aaa by Moody's Investors Services, Inc. ("Moody's"))

at the time of purchase by at least one major rating agency or are determined by the BlackRock Fund's management team to be of similar quality. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities and corporate bonds. Securities are purchased for the BlackRock Fund when the management team determines that they have the potential for above-average total return. The BlackRock Fund's management team will normally attempt to structure the BlackRock Fund's portfolio to have comparable duration to its benchmark. The BlackRock Fund's management team may, when consistent with the BlackRock Fund's investment objective, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). The BlackRock Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The BlackRock Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The BlackRock Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Comparison. Each Fund seeks to provide both income and capital appreciation through exposure to U.S. Government securities, U.S. Government agency securities, and securities issued by U.S. Government instrumentalities and U.S. Government sponsored enterprises. Each Fund may also use derivatives for hedging purposes and to increase return. Although the Funds have substantially similar investment objectives and policies, they have different benchmarks: the Citigroup Government/Mortgage Index for the ML Fund versus a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) for the BlackRock Fund. The Funds also invest in securities in different maturity ranges. The ML Fund targets an average remaining maturity of between three and ten years, while the BlackRock Fund invests primarily in securities in the ten to fifteen year maturity range, which may subject it to greater interest rate risk than the ML Fund. For additional information on risks, see "Comparison of the ML Fund and the BlackRock Fund – Principal and Other Investment Risks."

The combined fund will use the BlackRock Fund's principal investment strategies and benchmark. While the BlackRock Fund and the ML Fund have different benchmarks and certain differences in strategies and policies, it is not anticipated that these differences will result in significant portfolio turnover in the combined fund.

For information about the fundamental restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

Assuming shareholders of the ML Fund approve the proposed Reorganization, substantially all the assets and certain stated liabilities of the ML Fund will be combined with those of the BlackRock Fund, an account will be set up in each ML Fund shareholder's name at the BlackRock Fund and each such shareholder will receive shares of the BlackRock Fund. After the Reorganization, ML Fund shareholders will hold shares of the same or a similar class of the BlackRock Fund with an aggregate net asset value equal to the aggregate net asset value of ML Fund shares owned immediately prior to the Reorganization.

If the Reorganization is approved and completed, holders of ML Fund Class A Shares will receive BlackRock Fund Investor A Shares, holders of ML Fund Class B Shares will receive newly-created BlackRock Fund Investor B1 Shares, holders of ML Fund Class C Shares will receive newly-created BlackRock Fund Investor C1 Shares, holders of ML Fund Class R Shares will receive newly-created BlackRock Fund R Shares, and holders of ML Fund Class I Shares will receive newly-created BlackRock Fund Institutional Shares.

The BlackRock Fund's Investor B, Investor B1 and Investor C1 Shares will not be continuously offered after the Reorganization; the only additional Investor B, Investor B1 Shares and Investor C1 Shares to be issued after the closing of the Reorganization will be shares of such classes issued to satisfy dividend and capital gain reinvestments and shares sold to certain retirement plans. In addition, Investor B Shares will be issued to satisfy exchanges by holders of Investor B Shares of other BlackRock funds.

The following comparative tables describe the fees and expenses that you may incur for buying and holding shares of the BlackRock Fund versus shares of the ML Fund. The pro forma column shows the combined fund's fees and expenses assuming that the Reorganization is approved by the shareholders of the ML Fund. The tables are based on expenses for the year ended December 31, 2005 (restated to reflect contractual fee waivers applicable to the BlackRock Fund effective January 31, 2006 and fee adjustments applicable to the BlackRock Fund effective February 1, 2006).

ML Fund Class A Shares into BlackRock Fund Investor A Shares

Shareholder Fees (paid directly from your investment)

	ML Fund Class A Shares	Blackrock Fund Investor A Shares	Pro Forma Blackrock Fund Investor A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%[1,2]	4.50%[3]	4.00%[2,4]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%	0.00%	0.00%
Redemption/Exchange Fees (as a percentage of amount redeemed if applicable)	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets, as a percentage of average net assets)

	ML Fund Class A Shares	Blackrock Fund Investor A Shares	Pro Forma Blackrock Fund Investor A Shares
Investment Advisory and Administration Fees	0.47%	0.60%[5]	0.55%[5]
Distribution and/or Service (12b-1) Fees	0.25%	0.35%	0.25%[6]
Interest Expense	0.06%	0.00%	0.00%
Other Expenses	0.30%	0.34%[7]	0.28%[7]
Total Annual Fund Operating Expenses	1.08%	1.29%	1.08%
Fee Waiver and/or Expense Reimbursement	0.00%	0.22%[8]	0.01%[8]
Net Operating Expenses	1.08%	1.07%[8,9]	1.07%[8,10]

1  Sales charge is reduced on purchases of $25,000 or more. A contingent deferred sales charge ("CDSC") of 1.00% may be assessed on certain redemptions within one year of shares that are purchased with no initial sales charge as part of an investment of $1 million or more.

2  ML Fund Class A Shares purchased prior to the Reorganization will remain subject to the CDSC schedule currently applicable to such shares. All shares purchased following the Reorganization will be subject to the CDSC schedule of the BlackRock Fund. Shares acquired via an exchange will remain subject to the CDSC schedule applicable to the shares of the Fund from which the exchange was originated.

3  Sales charge is reduced on purchases of $50,000 or more. A CDSC of 0.50% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1 million or more.

4  Upon the closing of the Reorganization, the combined fund intends to adopt a revised front-end sales load structure of 4.00% for its Investor A Shares. The sales charge will be reduced on purchases of $25,000 or more. A CDSC of 0.50% will be assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1 million or more.

5  The BlackRock Fund's Investment Advisory and Adminstration Fees have been restated to reflect fees effective February 1, 2006.

6  The BlackRock Fund's Distribution and/or Service (12b-1) Fees have been restated to reflect fees effective upon the closing of the Reorganization.

7  The BlackRock Fund's Other Expenses have been restated to reflect transfer agency fees effective February 1, 2006.

8  Effective February 1, 2006, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.07% (excluding interest expense) of average daily net assets until February 1, 2007. The BlackRock Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years.

9  In addition to the contractual waiver described in footnote (8), BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Total Annual Fund Operating Expenses would be 0.96%. The voluntary waivers or reimbursements may be reduced or discontinued at any time.

10  In addition to the contractual waiver described in footnote (8), BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Total Annual Fund Operating Expenses would be 0.95%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the BlackRock Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in ML Fund Class A Shares, BlackRock Fund Investor A Shares and Investor A Shares in the combined fund, assuming the Reorganization took place as of December 31, 2005, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated. The expenses are the same whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class A Shares[1]	$506	$730	$972	$1,664
BlackRock Fund Investor A Shares[1]	554	820	1,106	1,918
BlackRock Fund Investor A Shares—Pro Forma Combined[2]	505	729	971	1,664

1  Reflects imposition of sales charges.

2  Upon the closing of the Reorganization, the combined fund intends to adopt the ML Fund's front-end sales charge of 4.00% for its Investor A Shares. These pro forma amounts present the data for Investor A Shares as adjusted for such lower sales charge.

ML Fund Class B Shares into BlackRock Fund Investor B1 Shares

Shareholder Fees (paid directly from your investment)

	ML Fund Class B Shares[1]	Pro Forma Blackrock Fund Investor B1 Shares[2]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)[3]	4.00%	4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%	0.00%
Redemption/Exchange Fees (as a percentage of amount redeemed if applicable)	0.00%	0.00%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets, as a percentage of average net assets)

	ML Fund Class B Shares[1]	Pro Forma Blackrock Fund Investor B1 Shares[2]
Investment Advisory and Administration Fees	0.47%	0.56%[4]
Distribution and/or Service (12b-1) Fees	0.75%	0.75%
Interest Expense	0.06%	0.00%
Other Expenses	0.31%	0.29%[5]
Total Annual Fund Operating Expenses	1.59%	1.60%[6]

1  Class B Shares of the ML Fund automatically convert to Class A Shares approximately ten years after purchase.

2  Investor B1 Shares of the BlackRock Fund automatically convert to Investor A Shares approximately ten years after purchase. Investor B1 Shares will not be issued prior to the closing of the Reorganization; accordingly, this table omits the column for currently outstanding Investor B1 Shares. Investor B1 Shares will not be available for purchase after the closing of the Reorganization; however, other classes of shares will be available for purchase. Such other classes of shares have different fees and expenses. Please read the BlackRock Fund Investor Shares Prospectus, which accompanies this Combined Prospectus/Proxy Statement, for more information on the fees and expenses that may apply.

3  The CDSC is 4.00% if shares are redeemed within two years, with the CDSC declining thereafter as follows: Year 3: 3.00%; Year 4: 3.00%; Year 5: 2.00%; Year 6: 1.00%; Year 7 and after: 0.00%. Some investors may qualify for reductions in or waivers of the CDSC.

4  The BlackRock Fund's Investment Advisory and Adminstration Fees have been restated to reflect fees effective February 1, 2006.

5  The BlackRock Fund's Other Expenses have been restated to reflect transfer agency fees effective February 1, 2006.

6  BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Total Annual Fund Operating Expenses would be 1.47%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the BlackRock Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in ML Fund Class B Shares and newly-issued BlackRock Fund Investor B1 Shares in the combined fund, assuming the Reorganization took place as of December 31, 2005, and is for illustration purposes only. Since Investor B1 Shares will not be issued prior to the Reorganization, the example does not show expenses for currently outstanding Investor B1 Shares.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class B Shares*	$562	$802	$1,066	$1,889
BlackRock Fund Investor B1 Shares—Pro Forma Combined*	563	805	1,071	1,900

*  Reflects deduction of CDSC.

You would pay the following expenses if you did not redeem your shares:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class B Shares	$162	$502	$866	$1,889
BlackRock Fund Investor B1 Shares—Pro Forma Combined	163	505	871	1,900

ML Fund Class C Shares into BlackRock Fund Investor C1 Shares

Shareholder Fees (paid directly from your investment)

	ML Fund Class C Shares	Pro Forma Blackrock Fund Investor C1 Shares[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)[2]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%	0.00%
Redemption/Exchange Fees (as a percentage of amount redeemed if applicable)	0.00%	0.00%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets, as a percentage of average net assets)

	ML Fund Class C Shares	Pro Forma Blackrock Fund Investor C1 Shares[1]
Investment Advisory and Administration Fees	0.47%	0.56%[3]
Distribution and/or Service (12b-1) Fees	0.80%	0.80%
Interest Expense	0.06%	0.00%
Other Expenses	0.32%	0.30%[4]
Total Annual Fund Operating Expenses	1.65%	1.66%[5]

1  Investor C1 Shares will not be issued prior to the closing of the Reorganization; accordingly, this table omits the column for currently outstanding Investor C1 Shares. Investor C1 Shares will not be available for purchase after the closing of the Reorganization, however, Investor C Shares will be available for purchase. Such Investor C Shares are similar to Investor C1 Shares, although they have different fees and expenses. Please read the BlackRock Fund Investor Shares Prospectus, which accompanies this Combined Prospectus/Proxy Statement, for more information on the fees and expenses that may apply.

2  There is no CDSC after one year. Some investors may qualify for reductions in or waivers of the CDSC.

3  The BlackRock Fund's Investment Advisory and Adminstration Fees have been restated to reflect fees effective February 1, 2006.

4  The BlackRock Fund's Other Expenses have been restated to reflect transfer agency fees effective February 1, 2006.

5  BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Total Annual Fund Operating Expenses would be 1.53%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the BlackRock Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in ML Fund Class C Shares and newly-issued BlackRock Fund Investor C1 Shares in the combined fund, assuming the Reorganization took place as of December 31, 2005, and is for illustration purposes only. Since Investor C1 Shares will not be issued prior to the Reorganization, the example does not show expenses for currently outstanding Investor C1 Shares.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class C Shares*	$268	$520	$897	$1,955
BlackRock Fund Investor C1 Shares—Pro Forma Combined*	269	523	902	1,965

*  Reflects deduction of CDSC.

You would pay the following expenses if you did not redeem your shares:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class C Shares	$168	$520	$897	$1,955
BlackRock Fund Investor C1 Shares—Pro Forma Combined	169	523	902	1,965

ML Fund Class R Shares into BlackRock Fund R Shares

Shareholder Fees (paid directly from your investment)

	ML Fund Class R Shares	Pro Forma Blackrock Fund R Shares[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%	0.00%
Redemption/Exchange Fees (as a percentage of amount redeemed if applicable)	0.00%	0.00%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets, as a percentage of average net assets)

	ML Fund Class R Shares	Pro Forma Blackrock Fund R Shares[1]
Investment Advisory and Administration Fees	0.47%	0.56%[2]
Distribution and/or Service (12b-1) Fees	0.50%	0.50%
Interest Expense	0.06%	0.00%
Other Expenses	0.30%	0.28%[3]
Total Annual Fund Operating Expenses	1.33%	1.34%[4]

1  R Shares will not be issued prior to the closing of the Reorganization; accordingly, this table omits the column for currently outstanding R Shares.

2  The BlackRock Fund's Investment Advisory and Adminstration Fees have been restated to reflect fees effective February 1, 2006.

3  The BlackRock Fund's Other Expenses have been restated to reflect transfer agency fees effective February 1, 2006.

4  BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Total Annual Fund Operating Expenses would be 1.21%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the BlackRock Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in ML Fund Class R Shares and newly-issued BlackRock Fund R Shares in the combined fund, assuming the Reorganization took place as of December 31, 2005, and is for illustration purposes only. Since BlackRock Fund R Shares will not be issued prior to the Reorganization, the example does not show expenses for currently outstanding BlackRock Fund R Shares.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class R Shares	$135	$421	$729	$1,601
BlackRock Fund R Shares—Pro Forma Combined	136	425	734	1,613

ML Fund Class I Shares into BlackRock Fund Institutional Shares

Shareholder Fees (paid directly from your investment)

	ML Fund Class I Shares	Pro Forma Blackrock Fund Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%	0.00%
Redemption/Exchange Fees (as a percentage of amount redeemed if applicable)	0.00%	0.00%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets, as a percentage of average net assets)

	ML Fund Class I Shares	Pro Forma Blackrock Fund Institutional Shares
Investment Advisory and Administration Fees	0.47%	0.56%[1]
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Interest Expense	0.06%	0.00%
Other Expenses	0.30%	0.27%[2]
Total Annual Fund Operating Expenses	0.83%	0.83%[3]

1  The BlackRock Fund's Investment Advisory and Adminstration Fees have been restated to reflect fees effective February 1, 2006.

2  The BlackRock Fund's Other Expenses have been restated to reflect transfer agency fees effective February 1, 2006.

3  BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Total Annual Fund Operating Expenses would be 0.70%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the BlackRock Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in ML Fund Class I Shares and newly-issued BlackRock Fund Institutional Shares in the combined fund, assuming the Reorganization took place as of December 31, 2005, and is for illustration purposes only. Since BlackRock Fund Institutional Shares will not be issued prior to the Reorganization, the example does not show expenses for currently outstanding BlackRock Institutional Shares.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated. The expenses are the same whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class I Shares	$85	$265	$460	$1,025
BlackRock Fund Institutional Shares—Pro Forma Combined	85	265	460	1,025

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free "reorganization" for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the ML Fund, the BlackRock Fund, nor their respective shareholders, will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of the ML Fund and the BlackRock Fund will receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP to that effect. No tax ruling from the Internal Revenue Service ("IRS") regarding the Reorganization has been or will be requested. The opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the ML Fund are sold by the ML Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the ML Fund's basis in such assets. Any gains will be distributed to the ML Fund's shareholders as either capital-gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see "Material U.S. Federal Income Tax Consequences of the Reorganization."

Purchase, Exchange and Redemption of Shares

The Funds have similar policies with respect to the purchase, exchange and redemption of shares. For additional information, see "Comparison of the ML Fund and the BlackRock Fund – Purchase, Exchange, Redemption and Valuation of Shares."

COMPARISON OF THE ML FUND AND THE BLACKROCK FUND

This section provides a comparison of the Funds. It describes the principal and other investment risks of investing in the Funds, followed by a further description of the investment objectives and principal investment strategies of each Fund. In addition, this section provides comparative performance charts and tables and information regarding management of the Funds and each of their investment advisory and administration agreements, as well as information about each Fund's other service providers. The section also provides a description of each Fund's distribution and service fees, procedures for purchase, exchange, redemption and valuation of shares and market timing policies.

Principal and Other Investment Risks

Because of their similar investment objectives and principal investment strategies, the ML Fund and the BlackRock Fund are subject to similar investment risks. The following discussion describes the principal and certain other risks that may affect the combined fund. You will find additional descriptions of specific risks in the prospectuses for the ML Fund and the BlackRock Fund.

There is no guarantee that shares of either Fund will not lose value. This means shareholders of either Fund and shareholders of the combined fund could lose money.

A main risk of investing in the combined fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the combined fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future. Since the BlackRock Fund typically invests in securities with longer maturities (ten to fifteen years) than the ML Fund (three to ten years), it may be subject to greater interest rate risk.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The combined fund will invest in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States, but they are supported by the right of the issuer to borrow from the Treasury.

The combined fund's use of derivatives may reduce its returns and/or increase its volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the combined fund's use of derivatives is that they may not perform as expected. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the combined fund to sell or otherwise close a derivatives position could expose the combined fund to losses. The combined fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, management may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the combined fund's derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the combined fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the combined fund or otherwise cover the transactions. The use of leverage may cause the combined fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the combined fund's portfolio will be magnified when the combined fund uses leverage. The combined fund will also have to pay interest on its borrowings, reducing its return. This interest expense may be greater than the combined fund's return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the combined fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of portfolio securities may result in the recognition of capital gain or loss.

Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher portfolio turnover may adversely affect the combined fund's performance.

Investment Objectives and Principal Investment Strategies

ML Fund. The investment objective of the ML Fund is to seek high current return through investments in U.S. Government securities and U.S. Government agency securities, including Ginnie Mae mortgage backed certificates and other mortgage backed government securities. The ML Fund's investment objective is a fundamental policy that may not be changed without shareholder approval of a majority of the ML Fund's outstanding voting securities, as defined in the 1940 Act.

The ML Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in U.S. Government securities, U.S. Government agency securities, and securities issued by U.S. Government instrumentalities and U.S. Government sponsored enterprises. This policy is a non-fundamental policy of the ML Fund and may not be changed without 60 days prior notice to shareholders. These securities are issued or guaranteed by (i) the U.S. Government, (ii) various agencies of the U.S. Government and (iii) various instrumentalities that have been established or are sponsored by the U.S. Government. Some of these securities, including securities of Ginnie Mae and the FHA, are issued or guaranteed by the U.S. Government and are supported by the full faith and credit of the United States. Other securities are issued or guaranteed by U.S. Government agencies or U.S. Government sponsored enterprises and are not direct obligations of the United States, and are not backed by the full faith and credit of the United States, but involve sponsorship or guarantees by government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported only by the credit of the instrumentality, such as Fannie Mae bonds. Because the U.S. Government is not obligated to provide support to its instrumentalities, the ML Fund will invest in obligations issued by these instrumentalities only where management is satisfied that the credit risk with respect to the issuers is minimal.

The ML Fund may invest in all U.S. Government securities, including U.S. Government Securities representing an ownership interest in mortgage pools. The ML Fund may invest in mortgage backed certificates issued by Ginnie Mae. Ginnie Mae certificates are mortgage backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. The average life of Ginnie Mae certificates varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 30 years. The ML Fund may also invest in mortgage backed securities issued by Freddie Mac and Fannie Mae.

In selecting portfolio securities, management will consider the relative yield of different types of U.S. Government securities and its assessment of future interest rate patterns. The ML Fund will target an average remaining maturity of between three and ten years (for mortgage backed securities, maturity will be considered to be the average remaining life based on certain prepayment assumptions). Management may adjust the average maturity of the ML Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns.

The ML Fund may use derivatives for hedging purposes or to seek to enhance returns. The derivatives that the ML Fund may use include but are not limited to futures contracts and options thereon, indexed and inverse floating rate securities, and interest rate swaps and credit default swaps.

BlackRock Fund. The investment objective of the BlackRock Fund is to seek to maximize total return, consistent with income generation and prudent investment management. The BlackRock Fund's investment objective may be changed by the BlackRock Fund Board without shareholder approval upon 30 days' notice to shareholders.

The BlackRock Fund seeks to achieve its investment objective by investing primarily in the highest rated U.S. Government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The BlackRock Fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the BlackRock Fund are rated in the highest rating category (AAA by S&P or Aaa by Moody's) at the time of purchase by at least one major rating agency or are determined by the BlackRock Fund's management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

Securities are purchased for the BlackRock Fund when the management team determines that they have the potential for above-average total return. If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The BlackRock Fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%). The management team will normally attempt to structure the BlackRock Fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the BlackRock Fund's investment objective, use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The BlackRock Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The BlackRock Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The BlackRock Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Combined Fund. The combined fund's investment objective and principal investment strategies will be those of the BlackRock Fund. Because the ML Fund and the BlackRock Fund pursue similar investment objectives and hold similar securities, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the ML Fund which are incompatible with the BlackRock Fund's investment objective. The combined fund will be named the BlackRock Government Income Portfolio.

Performance Information

The bar chart and tables below illustrate the past performance of an investment in each Fund. The information shows you how each Fund's performance has varied year by year and provides some indication of the risks of investing in each Fund. The performance tables compare each Fund's performance to a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. In the bar chart, sales charges are not reflected; if they were, returns would be less than those shown. Sales charges are reflected in the performance tables. If BlackRock Advisors and its affiliates had not waived or reimbursed certain fund expenses during these periods, the BlackRock Fund's returns would have been lower.

ML Fund

Average Annual Total Return1 for the periods ended December 31, 2005

	ONE YEAR	FIVE YEARS	TEN YEARS
Class A Shares[2]
Return Before Taxes	(2.37)%	3.70%	4.89%
Return After Taxes on Distributions	(3.61)%	2.28%	2.94%
Return After Taxes on Distributions and Sale of Fund Shares	(1.54)%	2.30%	2.94%
Class B Shares—Return Before Taxes	(2.75)%	3.67%	4.77%
Class C Shares—Return Before Taxes	0.14%	3.96%	4.72%
Class R Shares[4]—Return Before Taxes	1.45%	4.40%	5.10%
Class I Shares[5]—Return Before Taxes	1.95%	4.81%	5.57%
Citigroup Government/Mortgage Index[3]	2.71%	5.46%	6.04%

1  The information for the ML Fund in the table assumes reinvestment of dividends and distributions and payment of applicable fees and sales charges.

2  Prior to April 14, 2003, Class A Shares were designated Class D Shares.

3  The Citigroup Government/Mortgage Index, an unmanaged index, is a subset of the Citigroup U.S. Broad Investment Grade (USBIG) Index, tracking the performance of the U.S. Treasury/government-sponsored component (fixed rate issues with a maturity of one year or longer) and the mortgage component (15- and 30-year mortgages) of the USBIG. The information for the benchmark does not assume reinvestment of dividends and distributions, any deduction for fees, expenses or taxes, or any sales charges.

4  The returns for Class R Shares prior to January 3, 2003, the commencement of operations of Class R Shares, are based upon performance of the ML Fund's Class I Shares. The returns for Class R Shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R Shares.

5  Prior to April 14, 2003, Class I Shares were designated Class A Shares. The returns for Class I Shares do not reflect the Class I Shares front-end sales charge in effect prior to December 28, 2005. If the sales charge was included, the returns for Class I Shares would be lower.

BlackRock Fund

Average Annual Total Return1 for the periods ended December 31, 2005

	ONE YEAR	FIVE YEARS	TEN YEARS
Investor A Shares
Return Before Taxes	-2.60%	5.26%	5.87%
Return After Taxes on Distributions	-4.01%	3.37%	3.56%
Return After Taxes on Distributions and
Sale of Fund Shares	-1.70%	3.38%	3.56%
Investor B Shares—Return Before Taxes	-3.20%	5.12%	5.56%
Investor C Shares—Return Before Taxes	0.22%	5.41%	5.54%
Lehman Brothers Mortgage/10-Year Treasury[2]	2.31%	5.41%	5.88%

1  The information for the BlackRock Fund in the table assumes reinvestment of dividends and distributions and payment of applicable fees and sales charges.

2  The BlackRock Fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%). The information for the benchmark does not assume reinvestment of dividends and distributions, any deduction for fees, expenses or taxes, or any sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares of the ML Fund and Investor A Shares of the BlackRock Fund; after-tax returns for other classes of shares will vary.

The combined fund will be named the BlackRock Government Income Portfolio following the Reorganization. Because the combined fund will most closely resemble the BlackRock Fund, the BlackRock Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the BlackRock Fund at the closing of the Reorganization.

Management of the Funds

ML Fund.  FAM, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as the investment adviser to the ML Fund. FAM is responsible for the ML Fund's investment and business activities, and receives the management fee as compensation. FAM is an affiliate of MLIM, which is a wholly-owned subsidiary of Merrill Lynch.

Frank Viola, Thomas Musmanno and Laura Powers are the co-portfolio managers of the ML Fund, and are jointly and primarily responsible for the day-to-day management of the ML Fund's portfolio and the selection of its investments. Mr. Viola has been a Managing Director of MLIM since 2002. He was a Director of MLIM from 2000 to 2002 and was a Vice President of MLIM from 1997 to 2000. Mr. Viola has been a portfolio manager of the ML Fund since 2002. Mr. Musmanno has been a Director of MLIM since 2004 and was a Vice President from 1996 to 2004. He has been the Derivatives and Structured Products Specialist with MLIM since 2000. Mr. Musmanno has been a portfolio manager of the ML Fund since 2004. Ms. Powers has been a Director of MLIM since 1998 and was a Vice President thereof from 1993 to 1997. Ms. Powers has been on the portfolio management team of the Merrill Lynch Retirement Preservation Trust since 1992 and has been a co-manager thereof since 2001. She has been a member of MLIM's Fixed Income Management group since 1990. Ms. Powers has been a portfolio manager of the ML Fund since 2004.

BlackRock Fund. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the investment adviser to the BlackRock Fund. BlackRock Advisors is a wholly-owned subsidiary of BlackRock, which is a majority-owned, indirect subsidiary of PNC. BlackRock Financial Management, Inc. ("BFM"), an affiliate of BlackRock Advisors located at 40 East 52nd Street, New York, New York 10022, serves as the BlackRock Fund's sub-adviser.

The BlackRock Fund's management team is led by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005. Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999. Mr. Phillips has been a member of the team managing the BlackRock Fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the BlackRock Fund since 1999 and Mr. Pellicciaro since April 2004.

Combined Fund. Following the Reorganization, BlackRock Advisors will serve as investment adviser to the combined fund and BFM will serve as sub-adviser. The combined fund's management team will be led by Messrs. Phillips and Pellicciaro.

The Reorganization SAI provides additional information about the compensation of each Fund's managers, other accounts managed by such managers, and such managers' ownership of securities in their respective Fund.

Investment Advisory Agreements

ML Fund. Currently, FAM has overall responsibility for managing the investments of the ML Fund, subject to the oversight of the ML Fund Board. Under the investment advisory agreement (the "ML Advisory Agreement"), FAM provides the ML Fund with investment advisory and management services. Subject to the oversight of the ML Fund Board, FAM is responsible for the actual management of the ML Fund's portfolio and reviews the ML Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the ML Fund.

The ML Fund pays FAM a fee at the annual rate of 0.50% of the average daily net assets of the ML Fund not exceeding $500 million; 0.475% of the average daily net assets of the ML Fund in excess of $500 million but not exceeding $1 billion; 0.45% of the average daily net assets of the ML Fund in excess of $1 billion but not exceeding $1.5 billion; 0.425% of the average daily net assets of the ML Fund in excess of $1.5 billion but not exceeding $2 billion; 0.40% of the average daily net assets of the ML Fund in excess of $2 billion but not exceeding $2.5 billion; 0.375% of the average daily net assets of the ML Fund in excess of $2.5 billion but not exceeding $3.5 billion; 0.35% of the average daily net assets of the ML Fund in excess of $3.5 billion but not exceeding $5 billion; 0.325% of the average daily net assets of the ML Fund in excess of $5 billion but not exceeding $6.5 billion; and 0.30% of the average daily net assets of the ML Fund in excess of $6.5 billion. Applying this fee schedule, the ML Fund's effective advisory fee rate was 0.47% of the ML Fund's average daily nets assets for the year ended December 31, 2005.

A discussion regarding the basis for the ML Fund Board's approval of the ML Advisory Agreement is available in the ML Fund's most recent semi-annual report to shareholders for the six months ended February 28, 2006 and is available to shareholders by calling 1-800-995-6526.

BlackRock Fund. BlackRock Advisors provides investment advisory services to the BlackRock Fund pursuant to an investment advisory agreement. BFM provides sub-advisory services to the BlackRock Fund pursuant to a sub-advisory agreement. The investment advisory agreement between the BlackRock Fund and BlackRock Advisors and the sub-advisory agreement with respect to the BlackRock Fund between BlackRock Advisors and BFM are collectively referred to herein as the "BlackRock Advisory Agreement."

BlackRock Advisors is entitled to fees computed daily and payable monthly. The maximum annual advisory fees that can be paid to BlackRock Advisors (as a percentage of average daily net assets of the BlackRock Fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

Average Daily Net Assets	Investment Advisory Fee
Up to $1 billion	0.500%
$1 billion-$2 billion	0.450%
$2 billion-$3 billion	0.425%
more than $3 billion	0.400%

Applying this fee schedule, the BlackRock Fund's effective advisory fee rate was 0.50% of the BlackRock Fund's average daily net assets for the year ended December 31, 2005.

BlackRock Advisors has agreed contractually until February 1, 2007 to waive or reimburse fees or expenses in order to limit expenses (excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business, if any) of Investor A Shares of the BlackRock Fund at the level shown in the fee and expense tables above. See "Summary—Fees and Expenses" above.

To maintain this limit, BlackRock Advisors and the BlackRock Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of Investor A Shares through February 1, 2007 and requires BlackRock Advisors to waive or reimburse fees or expenses if these operating expenses exceed that limit. If, within two years following a waiver or reimbursement, the operating expenses of Investor A Shares are less than this expense limit, Investor A Shares may be required to repay BlackRock Advisors up to the amount of fees waived or expenses reimbursed under this agreement.

A discussion regarding the basis for the BlackRock Fund Board's approval of the BlackRock Advisory Agreement is available in the BlackRock Fund's most recent semi-annual report to shareholders for the six months ended March 31, 2006 and is available to shareholders by calling 1-800-441-7762.

Combined Fund. If the shareholders of the ML Fund approve the Reorganization, the combined fund will be managed by BlackRock Advisors pursuant to the BlackRock Advisory Agreement, the major elements of which are described above. The following discussion offers a summary of key similarities and differences between the ML Advisory Agreement and the BlackRock Advisory Agreement.

MLIM and BlackRock Advisors perform similar investment advisory roles for their respective Funds under the terms of their respective Advisory Agreements. As discussed above, under their respective Advisory Agreements, MLIM and BlackRock Advisors receive an investment advisory fee that decreases as the average daily net assets of their respective Funds increase. Following the Reorganization, the BlackRock Fund fee structure will apply. It is anticipated that at the time of the Reorganization the change to the BlackRock Advisory Agreement fee structure will result in the combined fund having higher contractual advisory fees than under the ML Advisory Agreement. However, as described herein, it is expected that the combined fund will have net operating expenses at or below those of the ML Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers.

Administration Agreements

ML Fund. FAM provides administrative services to the ML Fund pursuant to the ML Advisory Agreement. Under the ML Advisory Agreement, FAM provides certain administrative services to the ML Fund and provides (or causes its affiliates to provide) for the ML Fund's office space, facilities and necessary personnel as well as the fees of those Trustees and officers of the ML Fund who are affiliated persons of FAM or any of its affiliates.

BlackRock Fund. BlackRock Advisors and PFPC Inc. ("PFPC") serve as the BlackRock Fund's co-administrators pursuant to an administration agreement (the "BlackRock Administration Agreement"). PFPC maintains office facilities for the BlackRock Fund; furnishes the BlackRock Fund with statistical and research data, clerical, accounting, and bookkeeping services; provides and supervises the operation of an automated data processing system to process purchase and redemption orders; prepares and files certain reports required by regulatory authorities; prepares and files federal and state tax returns; prepares and files material requested by state securities regulators; calculates various contractual expenses; computes the BlackRock Fund's net asset value, net income and net capital gain or loss; and serves as a liaison with the BlackRock Fund's independent public accountants. Under the BlackRock Administration Agreement, BlackRock Advisors is responsible for: (i) the supervision and coordination of the performance of the BlackRock Fund's service providers; (ii) the negotiation of service contracts and arrangements between the BlackRock Fund and its service providers; (iii) acting as liaison between the trustees of the BlackRock Fund and the BlackRock Fund's service providers; and (iv) providing ongoing business management and support services in connection with the BlackRock Fund's operations. The administrators may from time to time voluntarily waive administration fees with respect to the BlackRock Fund and may voluntarily reimburse the BlackRock Fund for expenses.

Under the BlackRock Administration Agreement, the BlackRock Fund pays BlackRock Advisors and PFPC a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the BlackRock Fund's average daily net assets, 0.065% of the next $500 million of the BlackRock Fund's average daily net assets and 0.055% of the BlackRock Fund's average daily net assets in excess of $1 billion; and (ii) 0.025% of the first $500 million of the average daily net assets allocated to each class of shares of the BlackRock Fund, 0.015% of the next $500 million of the average daily net assets allocated to each class of shares of the BlackRock Fund and 0.005% of the average daily net assets allocated to each class of shares of the BlackRock Fund in excess of $1 billion. Applying this fee schedule, the BlackRock Fund's effective administrative fee rate was 0.10% of the BlackRock Fund's average daily net assets for the year ended December 31, 2005.

Combined Fund. Following the Reorganization, the combined fund will be administered by BlackRock Advisors and PFPC pursuant to the BlackRock Administration Agreement, the major elements of which are described above.

Other Service Providers

ML Fund. The Bank of New York, located at 100 Church Street, New York, New York 10007, serves as the custodian for the ML Fund. State Street Bank and Trust Company, located at 500 College Road East, Princeton, New Jersey 08540, serves as the accounting services provider for the ML Fund. Financial Data Services, Inc., an affiliate of FAM, located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent for the ML Fund. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08040, is the independent registered public accounting firm for the ML Fund. FAM Distributors, Inc. ("FAM Distributors"), located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, an affiliate of FAM, serves as the distributor and principal underwriter for the ML Fund.

BlackRock Fund. PFPC, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as administrator, transfer agent and dividend disbursing agent to the BlackRock Fund. PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the BlackRock Fund's custodian. PFPC and PFPC Trust Company are each affiliates of PNC. Deloitte & Touche LLP, located at 1700 Market Street, Philadelphia, Pennsylvania, 19103, is the independent registered public accounting firm for the BlackRock Fund. BlackRock Distributors, Inc. ("BlackRock Distributors"), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of PNC, serves as the distributor and principal underwriter for the BlackRock Fund.

Combined Fund. Following the Reorganization, the BlackRock Fund's current service providers will service the combined fund.

Distribution and Service Fees

ML Fund. The ML Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (the "ML Fund Distribution Plans"). Under the ML Fund Distribution Plans, the ML Fund pays annual service and distribution fees to FAM Distributors at a rate of up to 0.25% of average daily net assets for Class A Shares, 0.75% of average daily net assets for Class B Shares, 0.80% of average daily net assets for Class C Shares, and 0.50% of average daily net assets for Class R Shares. These fees are used to cover the costs of the Fund's marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries. Class I Shares do not pay distribution or service fees.

BlackRock Fund. The BlackRock Fund has adopted a plan (the "BlackRock Fund Distribution Plan") that allows the BlackRock Fund to pay distribution fees for the sale of its shares pursuant to Rule 12b-1 under the 1940 Act and shareholder servicing fees for certain services provided to its shareholders.

Under the BlackRock Fund Distribution Plan, Investor Shares pay a fee (a distribution fee) to BlackRock Distributors and/or affiliates of PNC (including BlackRock Advisors) for distribution and sales support services. The distribution fees may also be used to pay affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (including BlackRock Advisors, PNC and its affiliates) ("Service Organizations") for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee of 0.75% per year. All Investor A Shares currently may pay a maximum distribution fee of 0.10% per year; however, such fee is currently being waived by the BlackRock Fund, and, upon the closing of the Reorganization, such fee will be eliminated for the combined fund.

Under the BlackRock Fund Distribution Plan, the BlackRock Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. The BlackRock Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor Shares of the BlackRock Fund. All Investor A, Investor B and Investor C Shares of the BlackRock Fund pay this shareholder servicing fee.

Institutional Shares do not pay distribution or shareholder services fees.

The BlackRock Fund Distribution Plan permits BlackRock Advisors, BlackRock Distributors and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the BlackRock Fund). From time to time, BlackRock Advisors, BlackRock Distributors or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services at its or their own expense and out of its or their legitimate profits. BlackRock Advisors, BlackRock Distributors and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the BlackRock Fund or for other services to the BlackRock Fund and its shareholders. These payments would be in addition to the payments by the BlackRock Fund described in its prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock Advisors, BlackRock Distributors and their affiliates may be substantial. Payments by BlackRock Advisors may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the BlackRock Fund.

The amount of distribution fees and service fees varies among the classes offered by the BlackRock Fund. Because these fees are paid out of the BlackRock Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the BlackRock Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under "Summary – Fees and Expenses" above provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

Combined Fund. Following the Reorganization, the combined fund will use the BlackRock Fund Distribution Plan, as described above, for its currently existing share classes and will adopt the same form of Distribution Plan for its newly-issued Investor B1, Investor C1 and R Shares with distribution and service fees equal to those of the ML Fund Class B, Class C and Class R Shares, respectively. Newly-issued Institutional Shares of the combined fund will not pay distribution or shareholder servicing fees.

For more information on the ML Fund Distribution Plans or the BlackRock Fund Distribution Plan, including a complete list of services provided thereunder, see the ML Fund's Prospectus or the appropriate BlackRock Fund Prospectus (copies of which accompany this Combined Prospectus/Proxy Statement).

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the ML Fund and the BlackRock Fund are similar. Shareholders should refer to the ML Fund's Prospectus and the appropriate BlackRock Fund Prospectus (copies of which accompany this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. Shareholders should also refer to the Reorganization SAI for additional information regarding the purchase, exchange, redemption and valuation of BlackRock Fund shares. In addition to the policies described below, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See "Summary – Fee and Expenses" above. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the BlackRock Fund, which policies and procedures will be used by the combined fund.

Purchasing Shares. Shareholders of the BlackRock Fund may purchase shares of the BlackRock Fund through a financial intermediary or directly from the transfer agent by means of a purchase application which may be mailed to the transfer agent with a check. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open will be priced based on the net asset value ("NAV") calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of the BlackRock Fund as of the pricing time each day the NYSE is open.

After the closing of the Reorganization, the minimum investment for the initial purchase of the BlackRock Fund's Investor Shares will be $1,000. The BlackRock Fund will permit a lower initial investment for employees of the BlackRock Fund or one of its service providers and through certain fee-based programs, retirement plans and the Automatic Investment Plan in which shareholders make regular, periodic investments through a savings or checking account. There is a $50 minimum for all subsequent investments, subject to certain exclusions. These minimum investment levels will apply to holders of Class R Shares of the ML Fund who receive R Shares of the BlackRock Fund as part of the Reorganization.

The BlackRock Fund's Institutional Shares are available to registered investment advisors for a minimum investment of $250,000 and to institutions and individuals for a minimum investment of $2 million. Such minimum investment levels will not apply to holders of Class I Shares of the ML Fund who receive Institutional Shares of the BlackRock Fund as part of the Reorganization.

The BlackRock Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the BlackRock Fund, meets the minimum investment requirement. The BlackRock Fund has lower investment minimums for shareholders investing through selected fee-based programs.

After the Reorganization, Investor B, Investor B1 and Investor C1 Shares of the BlackRock Fund will not be continuously offered and holders of such shares of the BlackRock Fund may only purchase additional shares of such classes through dividend and capital gain reinvestments, although certain retirement plans may purchase additional shares. Thus, shareholders receiving Investor B1 or Investor C1 Shares in the Reorganization who seek to make additional investments in the combined fund after the Reorganization may want to consider purchasing other share classes. Such shareholders should note that other share classes are subject to different fees and expenses than their original shares and should read the BlackRock Fund Investor Shares Prospectus for additional information.

Exchanging Shares. Currently, shareholders may exchange Investor Shares of the BlackRock Fund for shares of the same class of another BlackRock Fund. Currently, shareholders may not exchange Institutional Shares of the BlackRock Fund for Institutional Shares of another BlackRock fund; however, after the closing of the Reorganization, shareholders will have the right to exchange Institutional Shares of the BlackRock Fund for Institutional Shares of another BlackRock fund. Shareholders may make an exchange by sending a written request to the BlackRock Fund or telephoning the BlackRock Fund once an account is set up unless a shareholder previously indicated that he or she did not want this option.

After the closing of the Reorganization, ML Fund shareholders who receive Investor A, Investor B1, Investor C1, R Shares or Institutional Shares of the BlackRock Fund will have the right to exchange such shares for Investor A, Investor B, Investor, R or Institutional Shares, respectively, of another BlackRock fund, using the same procedures currently applicable to the BlackRock Fund, as described above. In making such exchanges, shareholders may be subject to different fees and expenses than their original shares and should read the applicable BlackRock Fund Prospectus. ML Fund shareholders who receive Investor B1 or Investor C1 Shares in the Reorganization will not be permitted to exchange such shares for Investor B1 or Investor C1 Shares of other BlackRock funds.

Redeeming Shares. BlackRock Fund shareholders may place redemption orders by sending a written redemption request to or telephoning the BlackRock Fund or by a Systematic Withdrawal Plan. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable deferred sales charge or redemption/exchange fee, as discussed above. Following the Reorganization, shareholders may redeem their shares of the combined fund using the same procedures currently applicable to the BlackRock Fund, as described in the appropriate BlackRock Fund Prospectus.

The BlackRock Fund may:

•  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act;

•  Postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act;

•  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below; and

•  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the 1940 Act.

The BlackRock Fund may redeem a shareholder's account at any time if the net asset value of the account falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and, after the closing of the Reorganization, the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Valuation of Shares. The ML Fund and the BlackRock Fund have similar procedures for valuing securities. Each Fund computes its net asset value ("NAV") by using prices as of the close of trading on the NYSE and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by such Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Each Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the NYSE each day the NYSE is open for trading.

These policies will apply to the combined fund following the Reorganization. There is no guarantee that both Funds will use the same price on a particular security at any given time.

Market Timing

Each Fund discourages and does not accommodate frequent purchases and redemptions of shares by Fund shareholders, and each Fund's Board has adopted policies and procedures to deter such frequent purchases and redemptions. For further information with respect to the ML Fund's or the BlackRock Fund's policies with respect to purchases, redemptions and exchanges of shares, see the ML Fund Prospectus or the appropriate BlackRock Fund Prospectus (copies of which accompany this Combined Prospectus/Proxy Statement).

FINANCIAL HIGHLIGHTS

Financial highlights tables for the existing share classes of the ML Fund may be found in the ML Fund's Prospectus which is available by calling 1-800-995-6526. Financial highlights tables for certain existing share classes of the BlackRock Fund may be found in the BlackRock Fund Investor Shares Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the ML Fund will transfer substantially all of its assets and certain stated liabilities to the BlackRock Fund in exchange for Investor A, Investor B1, Investor C1, R and Institutional Shares of the BlackRock Fund. For more details about the Reorganization Agreement, see Appendix B – "Form of

Agreement and Plan of Reorganization." The shares of the BlackRock Fund issued to the ML Fund will have an aggregate net asset value equal to the aggregate net asset value of the ML Fund shares outstanding immediately prior to the Reorganization. Upon receipt by the ML Fund of the shares of the BlackRock Fund, the ML Fund will distribute the shares to ML Fund shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), the ML Fund will be dissolved under applicable state law.

The distribution of BlackRock Fund shares to ML Fund shareholders will be accomplished by opening new accounts on the books of the BlackRock Fund in the names of the ML Fund shareholders and transferring to those shareholder accounts the shares of the BlackRock Fund. Such newly-opened accounts on the books of the BlackRock Fund will represent the respective pro rata number of shares of the same or a similar class of the BlackRock Fund that the ML Fund receives under the terms of the Reorganization Agreement. See "Terms of the Reorganization Agreement" below.

Accordingly, as a result of the Reorganization, each ML Fund shareholder will own the same or a similar class of shares of the BlackRock Fund having an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's ML Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund's net asset value. However, as a result of the Reorganization, a shareholder of either of the ML Fund or the BlackRock Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

No sales charge or fee of any kind will be assessed to the ML Fund shareholders in connection with their receipt of shares of the BlackRock Fund in the Reorganization, although shareholders who receive Investor B1 and Investor C1 Shares of the BlackRock Fund (and, under certain circumstances, Investor A Shares) in the Reorganization will continue to be subject to a contingent deferred sales charge if they sell such shares after the Reorganization before the applicable holding period expires. The holding period with respect to any contingent deferred sales charge applicable to shares of the BlackRock Fund acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from the ML Fund or (ii) shares were purchased from any other MLIM fund and subsequently were exchanged for shares of the ML Fund. Redemptions made after the Reorganization may be subject to contingent deferred sales charges.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the BlackRock Fund will acquire substantially all of the assets and certain stated liabilities of the ML Fund on the Closing Date in consideration for shares of the BlackRock Fund.

On the Closing Date, the ML Fund will transfer to the BlackRock Fund substantially all of its assets in exchange solely for Investor A, Investor B1, Investor C1, R and Institutional Shares of the BlackRock Fund that are equal in value to the value of the net assets of the ML Fund transferred to the BlackRock Fund as of the Closing Date, as determined in accordance with the BlackRock Fund's valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the BlackRock Fund of certain stated liabilities of the ML Fund provided for in an agreed upon schedule prior to the Closing Date. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the ML Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The ML Fund expects to distribute the shares of the BlackRock Fund to the shareholders of the ML Fund promptly after the Closing Date and then dissolve pursuant to a plan of dissolution adopted by the ML Fund Board and terminate its registration under the 1940 Act.

The BlackRock Fund and the ML Fund have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•  the approval of the Reorganization by ML Fund shareholders;

•  the completion of the transaction between MLIM and BlackRock;

•  the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•  the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•  the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Reorganization Agreement;

•  the effectiveness under applicable law of the registration statement of the BlackRock Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended (the "1933 Act"), pertaining thereto;

•  the declaration of a dividend by the ML Fund to distribute all of its undistributed net investment income and net capital gains; and

•  the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the ML Fund.

The ML Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of ML Fund shareholders (as described more fully in "Reasons for the Reorganization" below) and that the interests of existing shareholders of the ML Fund will not be diluted with respect to net asset value as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the ML Fund Board with regard to the Reorganization include, but are not limited to, the following:

•  The investment objectives and policies of the ML Fund and the BlackRock Fund are similar. See "Comparison of the ML Fund and the BlackRock Fund – Investment Objectives and Principal Investment Strategies."

Through the Reorganization, shareholders will be invested in a combined fund with similar objectives and strategies. As a result, the style and risk/return profile of the combined fund will remain comparable to those of the shareholders' current investment. In addition, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of the combined fund.

•  It is expected that the combined fund will achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the combined fund should permit the combined fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger combined fund may achieve greater portfolio diversity and potentially lower portfolio transactions costs.

•  It is expected that the combined fund will have net operating expenses at or below those of the ML Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers.

Shareholders of each class of the ML Fund are expected to experience net operating expenses in the combined fund at or below those which they had in the ML Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers. See "Summary – Fees and Expenses."

•  There will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization provides for a tax-free transfer of the assets and certain stated liabilities of the ML Fund in exchange for shares of the BlackRock Fund. Shareholders will receive BlackRock Fund shares equivalent to the aggregate net asset value of their ML Fund shares, and will pay no federal income tax on the transaction.

•  The new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually.

The new BlackRock investment management organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually, enhancing the new BlackRock's market position and influence in the industry. The resulting organization will manage diverse products across multiple asset classes and styles, allowing shareholders access to a wider segment of the market than either organization currently possesses on its own.

•  The composition of the investment management team that will manage the combined fund, the team's investment style and strategies.

Shareholders will benefit from the continuing experience and expertise of the investment management team designated for the combined fund and their commitment to the investment style and strategies to be used in managing the assets of the combined fund. See "Comparison of the ML Fund and the BlackRock Fund – Management of the Funds."

•  The relative performance histories of each Fund.

The Boards reviewed the relative performance of each Fund over different time periods compared to each other and to the relative benchmarks applicable to each Fund. Because the combined fund will most closely resemble the BlackRock Fund, the BlackRock Fund will be the accounting survivor of the Reorganization, As such, the combined fund will assume the performance history of the BlackRock Fund at the closing of the Reorganization.

•  Shareholders will have substantially the same services available and will have access to the larger combined fund family with a broader array of options.

Specific service features – such as minimum investments, exchange rules, and automated investing plans – will remain consistent or become more favorable. The new BlackRock will offer an expanded product line consisting of over 100 open-end funds under the BlackRock name with over $200 billion in assets. Currently, MLIM manages over 50 open-end funds with approximately $130 billion in assets, while BlackRock Advisors manages over 60 open-end funds with approximately $87 billion in assets. This broader product line offers certain shareholders greater opportunity to diversify assets by exercising the exchange privilege between funds in the family. See "Comparison of the ML Fund and the BlackRock Fund—Purchase, Exchange, Redemption and Valuation of Shares" and "Information About the Reorganization—Continuation of Shareholder Accounts and Plans; Share Certificates."

•  The costs associated with the Reorganization will be paid by MLIM, BlackRock or their affiliates, and will not be borne by shareholders. Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund.

Shareholders will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be paid by MLIM, BlackRock or their affiliates. Shareholders will not have to pay any sales charge (including any CDSC) on the BlackRock Fund shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their ML Fund shares will carry over to the BlackRock Fund shares they receive in the Reorganization.

•  BlackRock has a strong commitment to, and record of, compliance.

Shareholders will benefit from BlackRock's strong compliance culture, which includes: a company-wide compliance education program; dedicated legal and compliance personnel for areas throughout the organization; frequent communication to fund boards; committed outside fund and regulatory counsel as well as counsel to independent trustees.

Considering these and other reasons, the ML Fund Board unanimously concluded that completion of the Reorganization is in the best interests of the ML Fund and its shareholders and that the interests of the shareholders of the ML Fund would not be diluted with respect to net asset value as a result of the Reorganization. The approval determination was made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

By a separate notice and proxy statement, the ML Fund shareholders are being asked to approve an investment advisory agreement with BlackRock Advisors to take effect after the completion of the transaction between MLIM and BlackRock. If the Reorganization is not approved by ML Fund shareholders but the investment advisory agreement with BlackRock Advisors is approved, the ML Fund will continue to operate for the time being as a separate fund advised by BlackRock Advisors, and the ML Fund Board will consider other alternatives to the Reorganization. If neither the Reorganization nor the new investment advisory agreement is approved by ML Fund shareholders, the ML Fund Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the ML Fund Board may be required to liquidate the ML Fund. Any such liquidation would be a taxable event for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the ML Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that each of the ML Fund and the BlackRock Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund, dated as of the Closing Date, that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code and that the BlackRock Fund and the ML Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•  No gain or loss will be recognized by the ML Fund or the BlackRock Fund upon the transfer of all of the assets of the ML Fund to the BlackRock Fund solely in exchange for the shares of the BlackRock Fund and the assumption by the BlackRock Fund of certain stated liabilities of the ML Fund, or upon the distribution of the shares of the BlackRock Fund by the ML Fund to its shareholders in the subsequent liquidation of the ML Fund.

•  No gain or loss will be recognized by a shareholder of the ML Fund who exchanges all of his, her or its shares of the ML Fund solely for the shares of the BlackRock Fund pursuant to the Reorganization.

•  The aggregate tax basis of the shares of the BlackRock Fund received by a shareholder of the ML Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the ML Fund surrendered in exchange therefor.

•  The holding period of the shares of the BlackRock Fund received by a shareholder of the ML Fund pursuant to the Reorganization will include the holding period of the shares of the ML Fund surrendered in exchange therefor.

•  The BlackRock Fund's tax basis in the ML Fund's assets received by the BlackRock Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the ML Fund immediately prior to the Reorganization.

•  The holding period of the assets of the ML Fund in the hands of the BlackRock Fund will include the period during which those assets were held by the ML Fund.

The opinion of Skadden, Arps, Slate, Meagher & Flom LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden, Arps, Slate, Meagher & Flom LLP will also rely upon certain representations of the management of the BlackRock Fund and the ML Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The BlackRock Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the ML Fund and its shareholders.

Prior to the Closing Date, the ML Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

A portion of the portfolio assets of the ML Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the ML Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the ML Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The BlackRock Fund has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains. As a result of the Reorganization, however, the BlackRock Fund will undergo an "ownership change" for tax purposes (because the BlackRock Fund is significantly smaller than the ML Fund), and accordingly, the BlackRock Fund's use of its own capital loss carryforwards (and certain "built-in losses") may be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally the product of the net asset value of the BlackRock Fund immediately prior to the ownership change and a rate established by the IRS for the month of the Closing Date (for example, such rate is 4.30% for May, 2006)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. It is not currently expected that such tax loss limitation rules of the Code would have a material adverse impact on the BlackRock Fund's utilization of its capital loss carry-forwards and built-in losses.

Shareholders of the ML Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by FAM Distributors at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder's account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

MLIM, BlackRock, or their affiliates will pay the expenses incurred in connection with the Reorganization, including all direct and indirect expenses and out-of-pocket costs. Neither of the Funds nor their shareholders will bear any of the expenses incurred in connection with the Reorganization. Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund's Board including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund's financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the BlackRock Fund will establish an account for each ML Fund shareholder containing the appropriate number of shares of the BlackRock Fund. Shareholders of the ML Fund who are accumulating ML Fund shares under the dividend reinvestment plan or automatic investment plan (except as described below), who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to ML Fund shares will retain the same rights and privileges after the Reorganization in connection with the shares of the BlackRock Fund received in the Reorganization through similar plans maintained by the BlackRock Fund. Shareholders of ML Fund Class B and Class C Shares who are enrolled in the automatic investment plan will be asked to terminate such plan and enroll in a new automatic investment plan for a different class of shares of the BlackRock Fund. Such shareholders should note that such other classes of shares are subject to different fees and expenses than their original class of shares and should read the BlackRock Fund Investor Shares Prospectus for additional information.

It will not be necessary for shareholders of the ML Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the ML Fund, such certificates will become null and void. Generally, no certificates for the BlackRock Fund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the BlackRock Fund will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the BlackRock Fund.

OTHER INFORMATION

Capitalization

The following table sets forth as of December 31, 2005: (i) the unaudited capitalization of the ML Fund; (ii) the unaudited capitalization of the BlackRock Fund; and (iii) the unaudited pro forma combined capitalization of the BlackRock Fund assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
ML Fund
Class A	$718,504,310	$10.07	71,355,484
Class B	296,599,433	10.07	29,453,904
Class C	232,154,807	10.07	23,057,132
Class R	24,613,327	10.06	2,447,767
Class I	331,528,508	10.07	32,918,788
Total	$1,603,400,385		159,233,075
BlackRock Fund
Investor A	$264,674,605	$10.85	24,393,161
Investor B	40,547,296	10.85	3,737,090
Investor C	32,944,988	10.83	3,041,580
Service	226,165,945	10.84	20,861,815
BlackRock	9,216,270	10.85	849,318
Total	$573,549,104		52,882,964
Pro Forma BlackRock Fund
Investor A	$983,178,915	$10.85	90,614,756
Investor B	40,547,296	10.85	3,737,090
Investor B1	296,599,433	10.85	27,336,353
Investor C	32,944,988	10.83	3,041,580
Investor C1	232,154,807	10.83	21,436,270
R	24,613,327	10.85	2,268,509
Institutional	331,528,508	10.85	30,555,623
Service	226,165,945	10.84	20,861,815
BlackRock	9,216,270	10.85	849,318
Total	$2,176,949,489		200,701,314

Shareholder Information

As of June 2, 2006, there were 150,764,729 shares of the ML Fund outstanding. As of such date, the trustees and officers of the ML Fund as a group owned less than 1% of the outstanding shares of the ML Fund. As of June 2, 2006, no person was known by the ML Fund to own beneficially or of record 5% or more of any class of shares of the ML Fund except as follows:

Name & Address	Class	% of Class	% of ML Fund	% of Combined Fund
Merrill Lynch Trust Co., FSB* 800 Scudders Mill Road Plainsboro, New Jersey 08536	I	17.27%	3.66%	2.60%
Merrill Lynch Trust Co., FSB* 800 Scudders Mill Road Plainsboro, New Jersey 08536	I	16.17%	3.43%	2.43%
Merrill Lynch Trust Co., FSB* 800 Scudders Mill Road Plainsboro, New Jersey 08536	I	8.28%	1.75%	1.24%
Merrill Lynch Trust Co., FSB* 800 Scudders Mill Road Plainsboro, New Jersey 08536	I	7.44%	1.58%	1.12%
Merrill Lynch Trust Co., FSB* 800 Scudders Mill Road Plainsboro, New Jersey 08536	I	5.85%	1.24%	0.88%

*Holder of record for beneficial owners.

As of June 2, 2006, there were 57,651,848 shares of the BlackRock Fund outstanding. As of June 2, 2006, the trustees and officers of the BlackRock Fund as a group owned less than 1% of the outstanding shares of the BlackRock Fund. As of June 2, 2006, no person was known by the BlackRock Fund to own beneficially or of record 5% or more of any class of shares of the BlackRock Fund except as follows:

Name & Address	Class	% of Class	% of BlackRock Fund	% of Combined Fund
Merrill Lynch Pierce Fenner* 4800 E Deerlake Drive, 3rd Floor Jacksonville, Florida 32246-6484	A B C	29.4% 27.4% 33.6%	13.94% 1.53% 1.80%	4.06% 0.44% 0.52%
Citigroup Global Markets Inc.* 333 West 34th Street, 3rd Floor New York, New York 10001	B C Service	9.7% 7.2% 99.9%	0.54% 0.39% 40.08%	0.16% 0.11% 11.67%
Special Custody Account for the Exclusive Benefit of Customers* Omnibus Account PO BOX 32760 Louisville, Kentucky 40232-2760	B	8.7%	0.48%	0.14%
Dean Witter Reynolds* 3 Harborside Plaza, 6th Floor Jersey City, New Jersey 07311	B	6.4%	0.36%	0.10%

Name & Address	Class	% of Class	% of BlackRock Fund	% of Combined Fund
Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, California 94104-4122	A	5.7%	2.69%	0.78%
Metlife Retirement Plans Reliance Trust* 2 Montgomery Street Jersey City, New Jersey 07302	A	11.4%	5.41%	1.57%
Nationwide Trust Company FSB* c/o LPO Portfolio Accounting PO Box 182029 Columbus, Ohio 43218-2029	A	5.7%	2.72%	0.79%
New York Life Trust Company* 846 University Avenue Norwood, Massachusetts 02062-2631	A	7.5%	3.56%	1.04%
Louis V. Gerstner Jr. Foundation Inc.** New Orchard Road Armonk, New York 10504	BlackRock	100%	1.50%	0.44%

*  Holder of record for beneficial owners.

**  Holder of record.

Shareholder Rights and Obligations

While the ML Fund and the BlackRock Fund are different entities and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of the BlackRock Fund to be distributed to shareholders of the ML Fund will generally have the same legal characteristics as the shares of the ML Fund with respect to such matters as voting rights, accessibility, and transferability.

Under its organizational documents, the ML Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.10 per share. Under its organizational documents, the BlackRock Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The ML Fund Board and the BlackRock Fund Board may, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities. The BlackRock Fund currently offers five classes of shares (Investor A, Investor B, Investor C, Service and BlackRock Shares), and, in connection with the Reorganization, will issue an additional four classes of shares (Investor B1, Investor C1, R and Institutional Shares). The ML Fund offers five classes of shares (Class A, B, C, I, and R Shares).

Each of the ML Fund and the BlackRock Fund will continue indefinitely until terminated.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the BlackRock Fund Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the BlackRock Fund, all shares entitled to vote are voted in the aggregate and not by class. The shares of the ML Fund have substantially similar voting rights.

There are no preemptive rights in connection with shares of either Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the BlackRock Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

The foregoing is only a summary of certain rights of shareholders under the charter documents governing the ML Fund and the BlackRock Fund and applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the BlackRock Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act.

In the event the Reorganization is not completed, the ML Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the ML Fund should send such proposal to the Secretary of the ML Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the BlackRock Fund should send such proposal to BlackRock, Inc., Attn: Robert Connolly, 40 East 52nd St., New York, New York 10022. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitation of proxies is being made on behalf of the ML Fund and the ML Fund Board primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about June 23, 2006. ML Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the ML Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The ML Fund has retained Computershare Fund Services ("Computershare"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. ML Fund shareholders may receive a telephone call from Computershare asking them to vote. Computershare and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. The costs of solicitation will be borne by the MLIM, BlackRock or their affiliates. The cost for Computershare's services in connection with the Reorganization is estimated to be approximately $190,000.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the ML Fund. Representatives of MLIM and its affiliates and other representatives of the ML Fund may also solicit proxies. Questions about the proposal should be directed to Computershare at 1-866-752-6486.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the ML Fund into the BlackRock Fund and the solicitation of proxies by and on behalf of the ML Fund Board for use at the Special Meeting of shareholders of the ML Fund. The Special Meeting will be held on July 31, 2006 at 9:00 a.m., Eastern time, at the offices of FAM at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or at such later time as is made necessary by adjournment.

As of June 2, 2006, the ML Fund had the following number of shares outstanding:

Share Class	Number of Shares
A	68,415,855
B	25,429,586
C	22,097,616
R	2,874,412
I	31,947,260

Only shareholders of record on June 2, 2006 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by the ML Fund of the proposed Reorganization will require the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The ML Fund Board has fixed the close of business on June 2, 2006 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. ML Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

If a proxy authorization ("Proxy") is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the ML Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. The ML Fund Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

One-third of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the ML Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the ML Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the ML Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies that are instructed to vote against the Reorganization will vote against any such adjournment, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of the ML Fund, be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, Proxies will be voted "For" the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes "Against" the Reorganization.

Broker-dealer firms holding shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Reorgainzation before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers' request for voting instructions may not vote such customer's shares on the proposed Reorganization. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

ML Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy form. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the ML Fund, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

The following general rules for signing a proxy card may be of assistance to you and avoid the time and expense to the ML Fund involved in validating your vote if you fail to sign your Proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the Proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the Proxy card.

3.  Other Accounts: The capacity of the individual signing the Proxy card should be indicated unless it is reflected in the registration on the Proxy card. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith, Jr.	John B. Smith, Jr., Executor

Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

Internet Voting. To vote over the internet, please log on to www.vote.proxy-direct.com. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.)

Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy cards by mail.

A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder's shares at the Special Meeting as the shareholder has indicated.

The ML Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the Special Meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

June 15, 2006

Appendix A

FUNDAMENTAL INVESTMENT RESTRICTIONS

Merrill Lynch U.S. Government Fund

The ML Fund may not:

(1)  Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.

(2)  Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(3)  Make investments for the purpose of exercising control or management.

(4)  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5)  Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

(6)  Issue senior securities to the extent such issuance would violate applicable law.

(7)  Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(8)  Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the 1933 Act in selling portfolio securities.

(9)  Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

BlackRock Government Income Portfolio

The BlackRock Fund may not:

1.  Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

2.  Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

A-1

3.  Act as an underwriter of securities within the meaning of the 1933 Act except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

4.  Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

5.  Purchase securities of companies for the purpose of exercising control.

6.  Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options or the Fund's sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

7.  Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

8.  Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

9.  Purchase or sell commodities, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

10.  Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or BlackRock Funds, except that up to 25% of the value of the Fund's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

11.  Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

12.  Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund's total assets will not require the Fund to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

A-2

Appendix B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this     day of June, 2006, by and among BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the "Acquiring Trust"), with respect to BlackRock Government Income Portfolio, a separate series of the Acquiring Trust (the "BlackRock Fund"), and Merrill Lynch U.S. Government Fund, a registered investment company and a Massachusetts business trust (the "ML Fund").

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the ML Fund in exchange for Investor A, Investor B1, Investor C1, R and Institutional shares of the BlackRock Fund ("BlackRock Fund Shares"); (ii) the assumption by the Acquiring Trust, on behalf of the BlackRock Fund, of the Stated Liabilities (as defined in paragraph 1.3) of the ML Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the BlackRock Fund Shares to the shareholders of the ML Fund and the termination, dissolution and complete liquidation of the ML Fund, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

WHEREAS, the BlackRock Fund is a separate series of the Acquiring Trust, the Acquiring Trust and the ML Fund are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and the ML Fund owns securities that generally are assets of the character in which the BlackRock Fund is permitted to invest;

WHEREAS, each of the BlackRock Fund and the ML Fund is properly treated as a "regulated investment company" under Subchapter M of the Code;

WHEREAS, the BlackRock Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the BlackRock Fund and that the interests of the existing shareholders of the BlackRock Fund will not be diluted with respect to net asset value as a result of the Reorganization;

WHEREAS, the Board of Trustees of the ML Fund has determined that the Reorganization is in the best interests of the ML Fund and that the interests of the existing shareholders of the ML Fund will not be diluted with respect to net asset value as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ML FUND IN EXCHANGE FOR
BLACKROCK FUND SHARES AND THE ASSUMPTION OF ML FUND STATED
LIABILITIES AND LIQUIDATION OF THE ML FUND

1.1  THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the ML Fund agrees to convey, transfer and deliver the assets of the ML Fund described in paragraph 1.2 to the BlackRock Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the BlackRock Fund agrees: (a) to deliver to the ML Fund the number of full and fractional shares of each corresponding class of BlackRock Fund, determined by dividing: (i) the aggregate value of the ML Fund's assets, net of certain stated liabilities of the ML Fund, attributable to each share class of the ML Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one BlackRock Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the ML Fund described in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

The classes of shares of the BlackRock Fund correspond to the classes of shares of the ML Fund as follows: Investor A shares of the BlackRock Fund correspond to Class A shares of the ML Fund; Investor B1 shares of the BlackRock Fund correspond to Class B shares of the ML Fund; Investor C1 shares of the BlackRock Fund correspond to Class C shares of the ML Fund; R shares of the BlackRock Fund correspond to Class R shares of the ML Fund; and Institutional shares of the BlackRock Fund correspond to Class I shares of the ML Fund.

1.2  ASSETS TO BE ACQUIRED. The assets of the ML Fund to be acquired by the BlackRock Fund shall consist of all property owned by the ML Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the ML Fund, any deferred or prepaid expenses shown as an asset on the books of the ML Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the ML Fund's rights under this Agreement (the "Assets").

The ML Fund will, within 7 days prior to the Closing Date, furnish the BlackRock Fund with (a) a list of the ML Fund's portfolio securities and other investments and (b) a list of the ML Fund's "historic business assets," which are defined for this purpose as (i) those assets that were acquired by the ML Fund prior to the date of the approval of the Reorganization by the Board of Trustees of the ML Fund, and (ii) those assets that were acquired subsequent to such board approval but in accordance with the ML Fund's investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The BlackRock Fund will, within 3 days prior to the Closing Date, furnish the ML Fund with a list of the securities and other instruments, if any, on the ML Fund's list referred to above that do not conform to the BlackRock Fund's investment objectives, policies and restrictions. If requested by the BlackRock Fund, the ML Fund will dispose of securities and other instruments on the BlackRock Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the ML Fund and the BlackRock Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the BlackRock Fund with respect to such investments, the ML Fund, if requested by the BlackRock Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the ML Fund furnishes the BlackRock Fund with the list described above, the ML Fund will not, without the prior approval of the Acquiring Trust on behalf of the BlackRock Fund, acquire any additional securities other than securities which the BlackRock Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the ML Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the ML Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the ML Fund and (b) nothing will permit the ML Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the BlackRock Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the ML Fund.

1.3  LIABILITIES TO BE ASSUMED. The ML Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The BlackRock Fund shall assume only those accrued and unpaid liabilities of the ML Fund set forth in the ML Fund's statement of assets and liabilities as of the Closing Date delivered by the ML Fund to the

BlackRock Fund pursuant to paragraph 5.2 (the "Stated Liabilities"). The BlackRock Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the ML Fund.

1.4  STATE FILINGS. Prior to the Closing Date, the ML Fund shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

1.5  LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the ML Fund will distribute in complete liquidation of the ML Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "ML Fund Shareholders"), all of the BlackRock Fund Shares received by the ML Fund. Upon completion of the distribution of all of the BlackRock Fund shares in accordance with the prior sentence, the ML Fund will thereupon proceed to redeem all outstanding shares of capital stock and dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the BlackRock Fund of BlackRock Fund Shares credited to the account of the ML Fund to open accounts on the share records of the BlackRock Fund in the name of the ML Fund Shareholders, and representing the respective pro rata number of each class of BlackRock Fund Shares due ML Fund Shareholders holding the corresponding class of ML Fund shares. All issued and outstanding shares of the ML Fund will, after their redemption, be cancelled on the books of the ML Fund and will be null and void. The BlackRock Fund shall not issue certificates representing BlackRock Fund Shares in connection with such transfer.

1.6  OWNERSHIP OF SHARES. Ownership of BlackRock Fund Shares will be shown on the books of the BlackRock Fund's transfer agent.

1.7  TRANSFER TAXES. Any transfer taxes payable upon the issuance of BlackRock Fund Shares in a name other than the registered holder of the ML Fund shares on the books of the ML Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such BlackRock Fund Shares are to be issued and transferred.

1.8  REPORTING RESPONSIBILITY. Any reporting responsibility of the ML Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the ML Fund.

1.9  TERMINATION AND DISSOLUTION. The ML Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the Commonwealth of Massachusetts and the federal securities laws.

1.10  BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the ML Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the ML Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the BlackRock Fund, shall be made available to the ML Fund from and after the Closing Date at the BlackRock Fund's cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11  ACTION BY TRUST. The Acquiring Trust shall take all actions expressed herein as being the obligations of the BlackRock Fund on behalf of the BlackRock Fund.

ARTICLE II

VALUATION

2.1  VALUATION OF ASSETS. The gross value of the Assets to be acquired by the BlackRock Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using the BlackRock Fund's valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2  VALUATION OF SHARES. The net asset value per share of each class of the BlackRock Fund Shares shall be the net asset value per share for that class computed on the Closing Date, using the BlackRock Fund's valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1  CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on October 13, 2006, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP at Four Times Square, New York, New York 10036, or at such other time and/or place as the parties may agree.

3.2  CUSTODIAN'S CERTIFICATE. The ML Fund shall instruct its Custodian, The Bank of New York (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the BlackRock Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the ML Fund. The ML Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the BlackRock Fund, PFPC Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the ML Fund as of the Closing Date for the account of the BlackRock Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The ML Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the ML Fund shall be transferred and delivered by the ML Fund as of the Closing Date for the account of the BlackRock Fund.

3.3  EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the BlackRock Fund or the ML Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the BlackRock Fund or the ML Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4  TRANSFER AGENT'S CERTIFICATE. The ML Fund shall instruct its transfer agent, Financial Data Services, Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of ML Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each ML Fund Shareholder immediately prior to the Closing. The BlackRock Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing BlackRock Fund Shares to be credited on the Closing Date to the ML Fund, or provide evidence reasonably satisfactory to the ML Fund that such BlackRock Fund Shares have been credited to the ML Fund's account on the books of the BlackRock Fund.

3.5  DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6  FAILURE TO DELIVER ASSETS. If the ML Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the BlackRock Fund of any of the Assets of the ML Fund for the reason that any of such Assets have not yet been delivered to it by the ML Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the ML Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the BlackRock Fund or its custodian, including brokers' confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1  REPRESENTATIONS OF THE ML FUND. The ML Fund represents and warrants to the Acquiring Trust, on behalf of the BlackRock Fund, as follows:

(a)  The ML Fund is a business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The ML Fund is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the ML Fund. The ML Fund has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the ML Fund.

(b)  The ML Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The ML Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the ML Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the ML Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the ML Fund with respect to the ML Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d)  The ML Fund's prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e)  The ML Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the ML Fund will not result in the violation of, Massachusetts law, or any provision of the ML Fund's declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the ML Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the ML Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the ML Fund is a party or by which it is bound.

(f)  The ML Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g)  No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the ML Fund's knowledge threatened against the ML Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the ML Fund's financial condition or the conduct of its business or which would prevent or hinder the ability of the ML Fund to carry out the transactions contemplated by this Agreement. The ML Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h)  The audited financial statements of the ML Fund for the fiscal year ended August 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the BlackRock Fund) fairly reflect the financial condition and the results of operations of the ML Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the ML Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the ML Fund for the six months ended February 28, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the ML Fund, and such statements (true and complete copies of which have been furnished to the BlackRock Fund) fairly reflect the financial condition and the results of operations of the ML Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the ML Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i)  There have been no changes in the financial position of the ML Fund as reflected in the audited financial statements for the fiscal year ended August 31, 2005 and the unaudited financial statements for the six months ended February 28, 2006, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of ML Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since August 31, 2005, there have been no material adverse changes in the ML Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the ML Fund (other than changes occurring in the ordinary course of business), or any incurrence by the ML Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the ML Fund due to declines in the value of ML Fund's assets, the discharge of ML Fund liabilities or the redemption of ML Fund shares by ML Fund Shareholders shall not constitute a material adverse change.

(j)  Since August 31, 2005 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the ML Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the ML Fund granted by the ML Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the ML Fund; (iii) any entering into, amendment or termination of any contract or agreement by the ML Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by the ML Fund for borrowed money or any commitment to borrow money by the ML Fund; (v) any amendment of the ML Fund's organizational documents in a manner materially affecting the ML Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the ML Fund other than a lien for taxes not yet due and payable.

(k)  As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the ML Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the ML Fund's knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l)  The ML Fund has an unlimited number of authorized shares of beneficial interest of which, as of
June 2, 2006, there were outstanding 150,764,729 shares of the ML Fund, and no shares of the ML Fund were held in the treasury of the ML Fund. All issued and outstanding shares of beneficial interest of the ML Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the "1933 Act") and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter's rights. All of the issued and outstanding shares of the ML Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the ML Fund's transfer agent as provided in paragraph 3.4. The ML Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the ML Fund shares and has no outstanding securities convertible into any of the ML Fund shares.

(m)  At the Closing Date, the ML Fund will have good and marketable title to the Assets to be transferred to the BlackRock Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the BlackRock Fund has received notice and which have been taken into account in the net asset valuation of the ML Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the BlackRock Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the BlackRock Fund.

(n)  The ML Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the ML Fund. Subject to approval by the ML Fund Shareholders, this Agreement constitutes a valid and binding obligation of the ML Fund, enforceable in accordance with its terms, and no other corporate action or proceedings by the ML Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(o)  The information to be furnished by the ML Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p)  The ML Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q)  Except for the Registration Statement and the approval of this Agreement by the ML Fund's Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the ML Fund of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the ML Fund as described in paragraph 4.1(r) is required for the consummation by the ML Fund of the transactions contemplated by this Agreement.

(r)  The ML Fund has called a special meeting of ML Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 31, 2006 (or such other date as the parties may agree to in writing).

4.2  REPRESENTATIONS OF THE BLACKROCK FUND. The Acquiring Trust, on behalf of the BlackRock Fund, represents and warrants to the ML Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The BlackRock Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the BlackRock Fund. The Acquiring Trust, on behalf of the BlackRock Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the BlackRock Fund.

(b)  The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the BlackRock Fund.

(c)  The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Trust and the BlackRock Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Trust and the BlackRock Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the ML Fund furnished to the BlackRock Fund by the ML Fund. From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the ML Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the BlackRock Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d)  The BlackRock Fund's prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e)  The BlackRock Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust on behalf of the BlackRock Fund will not result in the violation of, Massachusetts law or any provision of the Acquiring Trust's declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the BlackRock Fund) or the BlackRock Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the BlackRock Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the BlackRock Fund is a party or by which it is bound.

(f)  No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Trust's knowledge threatened against the BlackRock Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Trust or the

BlackRock Fund's financial condition, the conduct of its business or which would prevent or hinder the ability of the BlackRock Fund to carry out the transactions contemplated by this Agreement. The BlackRock Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)  The audited financial statements of the BlackRock Fund as of September 30, 2005 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the ML Fund) fairly reflect the financial condition and the results of operations of the BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h)  There have been no changes in the financial position of the BlackRock Fund as reflected in the audited financial statements of the BlackRock Fund as of September 30, 2005 and for the fiscal year then ended, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of BlackRock Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse changes in the BlackRock Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the BlackRock Fund (other than changes occurring in the ordinary course of business), or any incurrence by the BlackRock Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the BlackRock Fund due to declines in the value of BlackRock Fund's assets, the discharge of the BlackRock Fund liabilities or the redemption of BlackRock Fund shares by BlackRock Fund Shareholders shall not constitute a material adverse change.

(i)  As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the BlackRock Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the BlackRock Fund's knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j)  The Acquiring Trust has an unlimited number of authorized shares of beneficial interest of which, as of June 2, 2006, there were outstanding 57,651,848 shares of the BlackRock Fund, and no shares of the BlackRock Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the BlackRock Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter's rights. The BlackRock Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the BlackRock Fund shares and has no outstanding securities convertible into any of the BlackRock Fund shares.

(k)  At the Closing Date, the Acquiring Trust, on behalf of the BlackRock Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the ML Fund has received notice at or prior to the Closing Date.

(l)  The Acquiring Trust, on behalf of the BlackRock Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the BlackRock Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(m)  The BlackRock Fund Shares to be issued and delivered to the ML Fund for the account of the ML Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the BlackRock Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of the Acquiring Trust could, under certain circumstances, be held personally liable for the obligations of such portfolio.)

(n)  The information to be furnished by the BlackRock Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o)  The BlackRock Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(p)  No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the ML Fund as described in paragraph 4.1(q) is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE BLACKROCK FUND AND THE ML FUND

5.1  OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the BlackRock Fund and the ML Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2  The ML Fund will prepare and deliver to the Acquiring Trust on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of the ML Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the ML Fund are being correctly determined in accordance with the terms of this Agreement. The ML Fund will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the ML Fund and (2) a list of the ML Fund's portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the ML Fund.

5.3  ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the ML Fund shall make available to the Acquiring Trust's officers and agents all books and records of the ML Fund.

5.4  ADDITIONAL INFORMATION. The ML Fund will assist the BlackRock Fund in obtaining such information as the BlackRock Fund reasonably requests concerning the beneficial ownership of the ML Fund's shares.

5.5  CONTRACT TERMINATION. The ML Fund will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date, without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6  FURTHER ACTION. Subject to the provisions of this Agreement, the BlackRock Fund and the ML Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the ML Fund covenants that it will, as and when reasonably requested by the BlackRock Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the BlackRock Fund may reasonably deem necessary or desirable in order to vest in and confirm the BlackRock Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7  STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the ML Fund shall furnish to the BlackRock Fund, in such form as is reasonably satisfactory to the BlackRock Fund, a statement of the earnings and profits of the ML Fund for federal income tax purposes, as well as any capital loss carryovers and items that BlackRock Fund will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the ML Fund.

5.8  UNAUDITED FINANCIAL STATEMENTS. The ML Fund shall furnish to the BlackRock Fund, within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the ML Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principals applied on a consistent basis and such financial statements shall be certified by the Treasurer of the ML Fund as complying with the requirements hereof.

5.9  PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust will prepare and file with the Commission the Registration Statement relating to the BlackRock Fund Shares to be issued to shareholders of the ML Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the ML Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the ML Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the ML Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10  TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust nor the ML Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the BlackRock Fund and the ML Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Acquiring Trust, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden, Arps, Slate, Meagher & Flom LLP).

5.11  REASONABLE BEST EFFORTS. Each of the Acquiring Trust, the BlackRock Fund and the ML Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12  INTERIM ADVISORY CONTRACT. The ML Fund shall use its reasonable best efforts to (a) cause the ML Fund's Board of Trustees to approve an advisory contract for the ML Fund with BlackRock Advisors, Inc. and (b) cause the ML Fund's Board of Trustees to take such action as may be necessary to convene a special meeting of the shareholders of the ML Fund for the purpose of obtaining the approval of such advisory contract prior to the Closing Date. In the event that, prior to the Closing Date, a special shareholder meeting for the ML Fund is duly convened but the ML Fund shall not have received the requisite vote to approve the Reorganization, or the advisory contract for the ML Fund with BlackRock Advisors, Inc., the ML Fund shall use its reasonable best efforts to (a) cause the ML Fund's Board of Trustees to approve, in accordance with Rule 15a-4 under the 1940 Act, an interim investment advisory contract, to be effective at the Closing Date, for the ML Fund with BlackRock Advisors, Inc. containing terms that, subject to applicable law, are no less favorable to the ML Fund than the terms of the existing investment advisory contract with Fund Asset Management, L.P. and (b) as promptly as practicable following such meeting, cause the ML Fund's Board of Trustees to take such action as may be necessary to convene a special meeting of the shareholders of the ML Fund to be held as promptly as reasonably practicable following such adjournment for the purpose of obtaining the approval of such shareholders of such interim investment advisory contract as contemplated by clause (a) above.

5.13  AUTHORIZATIONS. The BlackRock Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ML FUND

The obligations of the ML Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the BlackRock Fund of all the obligations to be performed by the BlackRock Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1  All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the BlackRock Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The BlackRock Fund shall have delivered to the ML Fund a certificate executed in the BlackRock Fund's name by the Acquiring Trust's President and its Treasurer, in form and substance satisfactory to the ML Fund and dated as of the Closing Date, to such effect and as to such other matters as the ML Fund shall reasonably request. The ML Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Trust approving this Agreement and the transactions contemplated herein.

6.2  The ML Fund shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the Closing Date, in a form reasonably satisfactory to the ML Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)  The Acquiring Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b)  The Acquiring Trust is registered as an open-end management investment company under the 1940 Act.

(c)  The Acquiring Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Acquiring Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts.

(d)  The Agreement has been duly executed and delivered by the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is a valid and binding obligation of the ML Fund constitutes the valid and binding obligation of the Acquiring Trust, enforceable against the Acquiring Trust in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(e)  The execution and delivery by the Acquiring Trust of the Agreement and the performance by the Acquiring Trust of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Acquiring Trust.

(f)  Neither the execution, delivery or performance by the Acquiring Trust of the Agreement nor the compliance by the Acquiring Trust with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable federal law of the United States of America.

(g)  No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Trust or the enforceability of the Agreement against the Acquiring Trust.

(h)  The BlackRock Fund Shares being issued pursuant to the Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with the Agreement, will be validly issued and fully paid.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BLACKROCK FUND

The obligations of the BlackRock Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the ML Fund of all the obligations to be performed by the ML Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1  All representations, covenants and warranties of the ML Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The ML Fund shall have delivered to the BlackRock Fund on the Closing Date a certificate executed in the ML Fund's name by the ML Fund's President and the Treasurer, in form and substance satisfactory to the BlackRock Fund and dated as of the Closing Date, to such effect and as to such other matters as the BlackRock Fund shall reasonably request. The BlackRock Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the ML Fund approving this Agreement and the transactions contemplated herein.

7.2  The ML Fund shall have delivered to the BlackRock Fund (1) a statement as of the Closing Date of the ML Fund's assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of the ML Fund's portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the ML Fund.

7.3  Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the ML Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the ML Fund shareholders all of the ML Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4  The BlackRock Fund shall have received on the Closing Date an opinion of Sidley Austin LLP, dated as of the Closing Date, in a form reasonably satisfactory to the BlackRock Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)  The ML Fund is registered as an open-end management investment company under the 1940 Act.

(b)  Neither the execution, delivery or performance by the ML Fund of the Agreement nor the compliance by the ML Fund with the terms and provisions thereof will contravene any provision of any applicable federal law of the United States of America.

(c)  No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the ML Fund or the enforceability of the Agreement against the ML Fund.

In giving their opinion, Sidley Austin LLP may state that they are relying on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

7.5  The BlackRock Fund shall have received on the Closing Date an opinion of Bingham McCutchen LLP, as special counsel to the ML Fund, dated as of the Closing Date, in a form reasonably satisfactory to the BlackRock Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)  The ML Fund is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b)  The ML Fund has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the ML Fund of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the ML Fund under the applicable laws of the Commonwealth of Massachusetts.

(c)  The Agreement has been duly executed and delivered by the ML Fund under the applicable laws of the Commonwealth of Massachusetts and, assuming the Agreement is a valid and binding obligation of the Acquiring Trust, constitutes the valid and binding obligation of the ML Fund, enforceable against the ML Fund in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(d)  The execution and delivery by the ML Fund of the Agreement and the performance by the ML Fund of its obligations under the Agreement do not violate the declaration of trust or the by-laws of the ML Fund.

(e)  Neither the execution, delivery or performance by the ML Fund of the Agreement nor the compliance by the ML Fund with the terms and provisions thereof will violate any provision of any law of the Commonwealth of Massachusetts typically considered applicable to transactions of the type contemplated by the Agreement.

(f)  To the best of our knowledge, no Massachusetts governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the ML Fund or the enforceability of the Agreement against the ML Fund, except such as may be required under Massachusetts state securities laws about which we express no opinion.

7.6  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution or shareholder servicing plan or agreement, other fees payable for services provided to the ML Fund, or sales loads of the ML Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

7.7  The ML Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF
THE BLACKROCK FUND AND THE ML FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the ML Fund or the BlackRock Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein, with respect to the ML Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the ML Fund in accordance with the provisions of the ML Fund's declaration of trust and bylaws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the BlackRock Fund, in such form as shall be reasonably acceptable to the BlackRock Fund. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the ML Fund may waive the conditions set forth in this paragraph 8.1.

8.2  The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3  All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund or the ML Fund, provided that either party hereto may waive any such conditions for itself.

8.4  The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Trust on Form N-1A under the 1940 Act covering the sale of shares of the BlackRock Fund shall be effective.

8.5  As of the Closing Date, there shall be no pending litigation brought by any person against the ML Fund, the Acquiring Trust or the BlackRock Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6  The Acquiring Trust and the ML Fund each shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a)  the transfer of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the ML Fund followed by the distribution of BlackRock Fund Shares to the ML Fund Shareholders in complete dissolution and liquidation of the ML Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the BlackRock Fund and the ML Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b)  no gain or loss will be recognized by the BlackRock Fund upon the receipt of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the ML Fund;

(c)  no gain or loss will be recognized by the ML Fund upon the transfer of the Assets to the BlackRock Fund solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the ML Fund or upon the distribution (whether actual or constructive) of BlackRock Fund Shares to ML Fund Shareholders in exchange for such shareholders' shares of the ML Fund in liquidation of the ML Fund;

(d)  no gain or loss will be recognized by the ML Fund Shareholders upon the exchange of their ML Fund shares solely for BlackRock Fund Shares in the Reorganization;

(e)  the aggregate tax basis of BlackRock Fund Shares received by each ML Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the ML Fund shares exchanged therefor by such shareholder;

(f)  the holding period of BlackRock Fund Shares to be received by each ML Fund Shareholder pursuant to the Reorganization will include the period during which the ML Fund shares exchanged therefor were held by such shareholder, provided such ML Fund shares are held as capital assets at the time of the Reorganization;

(g)  the tax basis of the Assets acquired by the BlackRock Fund will be the same as the tax basis of such Assets to the ML Fund immediately before the Reorganization; and

(h)  the holding period of the Assets in the hands of the BlackRock Fund will include the period during which those assets were held by the ML Fund. Such opinion shall be based on customary assumptions and such representations as Skadden, Arps, Slate, Meagher & Flom LLP may reasonably request, and each of the ML Fund and BlackRock Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the ML Fund may waive the condition set forth in this paragraph 8.6.

8.7  The transactions contemplated under the Transaction Agreement and Plan of Merger (the "Transaction Agreement") by and among Merrill Lynch & Co., Inc., BlackRock, Inc., New Boise, Inc. and Boise Merger Sub, Inc., dated February 15, 2006, shall have been consummated.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, Merrill Lynch Investment Managers, L.P., BlackRock, Inc., or one of their affiliates shall bear the direct and indirect expenses and the reasonable out-of-pocket costs incurred by the parties to this Agreement in connection with the purchase and sale of assets and liquidation and dissolution of the ML Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs and expenses incurred by the parties hereto in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statement and the solicitation of the related proxies for the ML Fund.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1  The Acquiring Trust, on behalf of the BlackRock Fund, and the ML Fund agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2  The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1  This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the ML Fund. In addition, the Acquiring Trust or the ML Fund may at their option terminate this Agreement at or before the Closing Date due to:

(a)  a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)  a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met; or

(c)  the termination of the Transaction Agreement in accordance with its terms.

11.2  In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the BlackRock Fund, the ML Fund or the Acquiring Trust, or their respective Board of Trustees or officers, to the other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the ML Fund as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the ML Fund Shareholders called by the ML Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of BlackRock Fund Shares to be issued to the ML Fund Shareholders under this Agreement to the detriment of such ML Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5  It is expressly agreed that the obligations of the ML Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the ML Fund personally, but shall bind only the property of the ML Fund, as provided in the declaration of trust of the ML Fund. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the ML Fund and signed by authorized officers of the ML Fund, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the ML Fund as provided in the ML Fund's declaration of trust.

13.6  It is expressly agreed that the obligations of the Acquiring Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the BlackRock Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the BlackRock Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the BlackRock Fund to satisfy the obligations of the BlackRock Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the BlackRock Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the BlackRock Fund as provided in the Acquiring Trust's declaration of trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the ML Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attention: Robert C. Doll, Jr., President, or to the Acquiring Trust, 40 East 52nd St., New York, New York 10022, Attention: Robert Connolly or to any other address that the Acquiring Trust or the ML Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FUNDS, on behalf of it series, BLACKROCK GOVERNMENT INCOME PORTFOLIO

By: Name: Title:

MERRILL LYNCH U.S. GOVERNMENT FUND

By: Name: Title:

MERRILL LYNCH U.S. GOVERNMENT FUND

BLACKROCK FUNDS,
on behalf of its series,

BlackRock Government Income Portfolio

PART B

STATEMENT OF ADDITIONAL INFORMATION

June 15, 2006

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Merrill Lynch U.S. Government Fund (the “ML Fund”), a Massachusetts business trust, into the BlackRock Government Income Portfolio (the “BlackRock Fund”), a series of BlackRock Funds, a Massachusetts business trust.

This SAI contains information which may be of interest to shareholders of the ML Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated June 15, 2006 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of all the assets of, and the assumption of certain stated liabilities of, the ML Fund in exchange for shares of the BlackRock Fund. The ML Fund would distribute the BlackRock Fund shares it receives to its shareholders in complete liquidation of the ML Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940, or by calling 1-800-441-7762.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information about the BlackRock Fund and the ML Fund	2
Financial Statements	2
Pro Forma Financial Statements	2
Pro Forma Portfolio of Investments as of December 31, 2005 (Unaudited)	3
Pro Forma Statement of Assets and Liabilities as of December 31, 2005 (Unaudited)	20
Pro Forma Statement of Operations for the twelve months ended December 31, 2005 (Unaudited)	22
Notes to Pro Forma Financial Statements (Unaudited)*	23

* The accompanying notes are an integral part of the pro forma financial statements.

1

ADDITIONAL INFORMATION ABOUT
THE BLACKROCK FUND AND THE ML FUND

For the BlackRock Fund: Incorporates by reference the Statement of Additional Information in the N-1A for the BlackRock Fund dated January 31, 2006, as supplemented, as filed with the Securities and Exchange Commission.

For the ML Fund: Incorporates by reference the Statement of Additional Information in the N-1A for the ML Fund dated December 21, 2005, as supplemented, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report of the BlackRock Fund for the year ended September 30, 2005, (ii) the Annual Report of the ML Fund for the year ended August 31, 2005, and (iii) the Semi-annual Report of the ML Fund for the six months ended February 28, 2006. Each of these reports contains historical financial information regarding the Funds and have been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Reports, the report of the independent registered public accounting firm therein, are incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements for the combination of the ML Fund and the BlackRock Fund are provided on the following pages. The pro forma financial statements are presented as of December 31, 2005, the most recent interim period for which financial information is currently available.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on December 31, 2005. The unaudited pro forma statement of operations reflects expenses for the twelve months ended December 31, 2005. The pro forma financial statements give effect to the proposed exchange of shares of the BlackRock Fund for the assets and certain stated liabilities of the ML Fund, with the BlackRock Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that the BlackRock Fund will sell any securities of the ML Fund acquired in the Reorganization other than in the ordinary course of business.

2

PRO FORMA PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2005 (UNAUDITED)

	Pro Forma Combined Fund	ML Fund		BlackRock Fund		BlackRock Fund Pro Forma Combined Fund
	% of Net Assets	Share/Par	Market Value	Share/Par	Market Value	Share/Par	Market Value

U.S. Government & Agency Obligations	19.1%

Federal Farm Credit Bank
4.55% 06/08/2020		15,500,000	14,648,244	0	0	15,500,000	14,648,244
Federal Home Loan Bank System
4.00% 10/27/2008		15,000,000	14,719,500	0	0	15,000,000	14,719,500
4.38% 09/17/2010		25,000,000	24,611,675	0	0	25,000,000	24,611,675

Small Business Administration Participation Certificates, Series 96-20J, Class 1
7.20% 10/01/2016		0	$0	127,285	$133,262	127,285	133,262
Small Business Administration Participation Certificates, Series 98-20J, Class 1
5.50% 10/01/2018		0	0	113,517	115,174	113,517	115,174
Small Business Investment Cos. Pass-Through, Series 03-10A, Class 1
4.63% 03/10/2013		0	0	1,061,718	1,039,795	1,061,718	1,039,795
U.S. Treasury Bonds
8.13% 08/15/2019		10,000,000	13,566,410	0	0	10,000,000	13,566,410
8.00% 11/15/2021 (c)		0	0	2,820,000	3,885,100	2,820,000	3,885,100
7.13% 02/15/2023		42,200,000	54,589,667	0	0	42,200,000	54,589,667
7.63% 02/15/2025		15,000,000	20,668,365	0	0	15,000,000	20,668,365
6.88% 08/15/2025		11,000,000	14,165,932	0	0	11,000,000	14,165,932
6.50% 11/15/2026		0	0	735,000	918,521	735,000	918,521
5.38% 02/15/2031 (d)		0	0	4,000,000	4,493,124	4,000,000	4,493,124
U.S. Treasury Notes
3.38% 02/28/2007		6,500,000	6,420,778	0	0	6,500,000	6,420,778
4.25% 11/30/2007		0	0	5,900,000	5,882,712	5,900,000	5,882,712
4.13% 08/15/2008		50,000,000	49,724,600	0	0	50,000,000	49,724,600
3.50% 12/15/2009		0	0	2,475,000	2,397,946	2,475,000	2,397,946
4.25% 11/15/2014		0	0	108,905,000	107,637,237	108,905,000	107,637,237
4.13% 05/15/2015		14,250,000	13,937,726	0	0	14,250,000	13,937,725
4.25% 08/15/2015		0	0	6,750,000	6,662,723	6,750,000	6,662,723
4.50% 11/15/2015 (d)		0	0	56,115,000	56,575,311	56,115,000	56,575,311
Total U.S. Government & Agency Obligations		204,450,000	227,052,897	189,002,520	189,740,905	393,452,520	416,793,802

Mortgage Pass-Throughs	20.5%

Federal Home Loan Mortgage Corp. Gold
5.50% 10/01/2013		0	0	232,148	233,962	232,148	233,962
6.00% 10/01/2013		0	0	160,746	164,042	160,746	164,042
5.50% 11/01/2013		0	0	67,479	68,006	67,479	68,006
6.00% 04/01/2014		0	0	48,657	49,670	48,657	49,670
5.50% 05/01/2014		0	0	87,407	88,064	87,407	88,064
6.00% 05/01/2014		0	0	68,442	69,868	68,442	69,868
6.00% 12/01/2014		0	0	9,681	9,880	9,681	9,880
5.50% 04/01/2016		0	0	140,007	140,998	140,007	140,998
6.00% 06/01/2016		0	0	66,749	68,139	66,749	68,139
6.00% 07/01/2016		0	0	372,705	380,465	372,705	380,465
6.00% 04/01/2017		0	0	35,994	36,741	35,994	36,741
6.00% 05/01/2017		0	0	690,171	704,497	690,171	704,497
6.00% 07/01/2017		0	0	466,258	475,937	466,258	475,937
6.00% 08/01/2017		0	0	140,833	143,762	140,833	143,762
5.00% 04/01/2018		0	0	447,759	444,022	447,759	444,022
4.50% 05/01/2018		0	0	579,408	565,331	579,408	565,331
4.50% 01/01/2019		0	0	2,906,181	2,834,454	2,906,181	2,834,454
4.50% 05/01/2020		0	0	453,276	441,086	453,276	441,086
4.50% 06/01/2020		0	0	256,665	249,763	256,665	249,763
5.00% 07/01/2020		0	0	4,555,143	4,512,190	4,555,143	4,512,190
8.00% 01/01/2025		0	0	14,642	15,656	14,642	15,656
7.50% 11/01/2025		0	0	1,303	1,371	1,303	1,371
8.00% 09/01/2026		0	0	2,596	2,774	2,596	2,774
8.00% 11/01/2026		0	0	122,267	130,734	122,267	130,734
6.50% 03/01/2029		0	0	51,809	53,312	51,809	53,312
6.50% 05/01/2029		0	0	47,914	49,286	47,914	49,286

3

	Pro Forma Combined Fund	ML Fund		BlackRock Fund		BlackRock Fund Pro Forma Combined Fund
	% of Net Assets	Share/Par	Market Value	Share/Par	Market Value	Share/Par	Market Value
6.50% 06/01/2029		0	$0	18,999	$19,543	18,999	$19,543
7.00% 09/01/2031		0	0	12,896	13,435	12,896	13,435
7.00% 04/01/2032		0	0	137,715	143,471	137,715	143,471
6.50% 06/01/2032		0	0	722	742	722	742
6.50% 10/01/2032		0	0	95,825	98,377	95,825	98,377
6.00% 10/01/2033		0	0	59,282	59,944	59,282	59,944
4.50% 08/01/2034		0	0	4,385,606	4,135,154	4,385,606	4,135,154
6.50% 10/01/2034		0	0	227,675	233,738	227,675	233,738
5.00% 04/01/2035		0	0	465,767	450,920	465,767	450,920
5.00% 07/01/2035		0	0	6,827,466	6,609,836	6,827,466	6,609,836
5.00% 08/01/2035		0	0	5,604,696	5,426,046	5,604,696	5,426,046
Federal Home Loan Mortgage Corp. Gold TBA
5.00% 01/13/2035		0	0	5,100,000	4,935,841	5,100,000	4,935,841
5.50% 01/12/2036		0	0	100,000	99,063	100,000	99,063
Federal National Mortgage Association
7.00% 08/01/2009		0	0	22,470	22,990	22,470	22,990
6.63% 09/15/2009 (e)		39,200,000	41,682,967	0	0	39,200,000	41,682,967
6.00% 11/01/2009		0	0	4,890	5,003	4,890	5,003
4.00% 05/01/2010		0	0	2,941,756	2,844,964	2,941,756	2,844,964
7.00% 08/01/2010		0	0	917	948	917	948
7.00% 12/01/2011		0	0	2,159	2,240	2,159	2,240
6.00% 04/01/2012		0	0	358,912	367,199	358,912	367,199
6.50% 01/01/2013		0	0	5,911	6,079	5,911	6,079
6.50% 02/01/2013		0	0	4,984	5,125	4,984	5,125
6.50% 07/01/2013		0	0	19,595	20,159	19,595	20,159
5.50% 12/01/2013 (c)		0	0	1,304,645	1,315,282	1,304,645	1,315,282
8.00% 08/01/2014		0	0	12,401	12,902	12,401	12,902
6.50% 06/01/2016		0	0	191,176	196,670	191,176	196,670
6.50% 07/01/2016		0	0	98,371	101,197	98,371	101,197
6.50% 09/01/2016		0	0	427,601	439,887	427,601	439,887
5.50% 01/01/2017 (c)		0	0	2,190,523	2,205,873	2,190,523	2,205,873
5.50% 02/01/2017 (c)		0	0	462,971	466,171	462,971	466,171
5.50% 03/01/2017 (c)		0	0	265,171	267,004	265,171	267,004
6.50% 03/01/2017		0	0	165,733	170,279	165,733	170,279
5.50% 05/01/2017 (c)		0	0	386,553	389,226	386,553	389,226
6.50% 05/01/2017		0	0	128,601	132,128	128,601	132,128
5.50% 06/01/2017 (c)		0	0	55,585	55,970	55,585	55,970
6.50% 06/01/2017		0	0	263,958	271,198	263,958	271,198
6.00% 07/01/2017		0	0	836,323	854,899	836,323	854,899
5.50% 08/01/2017 (c)		0	0	168,225	169,388	168,225	169,388
6.50% 08/01/2017		0	0	127,018	130,642	127,018	130,642
5.50% 09/01/2017 (c)		0	0	1,892,378	1,905,458	1,892,378	1,905,458
5.50% 11/01/2017 (c)		0	0	363,822	366,337	363,822	366,337
5.50% 12/01/2017 (c)		0	0	287,560	289,548	287,560	289,548
6.50% 12/01/2017		0	0	153,411	157,819	153,411	157,819
5.00% 02/01/2018		0	0	2,298,534	2,277,246	2,298,534	2,277,246
5.50% 02/01/2018 (c)		0	0	35,847	36,085	35,847	36,085

4

	Pro Forma Combined Fund	ML Fund		BlackRock Fund		BlackRock Fund Pro Forma Combined Fund
	% of Net Assets	Share/Par	Market Value	Share/Par	Market Value	Share/Par	Market Value
5.00% 03/01/2018		0	$0	2,941,517	$2,914,738	2,941,517	$2,914,738
5.50% 03/01/2018 (c)		0	0	498,174	501,481	498,174	501,481
5.50% 04/01/2018 (c)		0	0	1,322,030	1,330,878	1,322,030	1,330,878
5.00% 05/01/2018		0	0	88,160	87,344	88,160	87,344
5.00% 06/01/2018		0	0	301,356	298,565	301,356	298,565
4.00% 07/01/2018		0	0	10,300,931	9,854,897	10,300,931	9,854,897
5.50% 10/01/2018 (c)		0	0	72,301	72,800	72,301	72,800
5.00% 01/01/2019		0	0	18,231	18,062	18,231	18,062
5.50% 01/01/2019 (c)		0	0	72,748	73,231	72,748	73,231
4.50% 03/01/2019		0	0	1,356,197	1,321,706	1,356,197	1,321,706
5.00% 04/01/2019		0	0	20,885	20,692	20,885	20,692
4.50% 05/01/2019		0	0	355,974	346,921	355,974	346,921
5.00% 06/01/2019		0	0	23,137	22,902	23,137	22,902
5.50% 06/01/2019 (c)		0	0	100,100	100,756	100,100	100,756
5.50% 09/01/2019 (c)		0	0	40,298	40,562	40,298	40,562
5.00% 10/01/2019		0	0	83,245	82,398	83,245	82,398
4.50% 11/01/2019		0	0	931,718	908,022	931,718	908,022
4.00% 12/01/2019		0	0	116,315	111,202	116,315	111,202
4.50% 12/01/2019		0	0	1,237,932	1,206,448	1,237,932	1,206,448
5.00% 12/01/2019		0	0	283,760	280,873	283,760	280,873
4.50% 01/01/2020		0	0	3,625,300	3,531,352	3,625,300	3,531,352
4.50% 02/01/2020		0	0	976,206	950,509	976,206	950,509
5.00% 02/01/2020		0	0	36,551	36,162	36,551	36,162
5.50% 02/01/2020		0	0	300,030	301,995	300,030	301,995
4.00% 03/01/2020		0	0	900,051	859,532	900,051	859,532
4.50% 03/01/2020		0	0	44,716	43,513	44,716	43,513
5.50% 03/01/2020 (c)		0	0	433,018	435,916	433,018	435,916
4.50% 04/01/2020		0	0	1,341,990	1,305,899	1,341,990	1,305,899
4.50% 05/01/2020		0	0	981,068	954,684	981,068	954,684
4.50% 07/01/2020		0	0	1,804,319	1,755,794	1,804,319	1,755,794
5.00% 10/01/2020		0	0	17,857,793	17,721,070	17,857,793	17,721,070
7.50% 06/01/2024		0	0	12,078	12,686	12,078	12,686
7.50% 10/01/2025		0	0	24,771	26,017	24,771	26,017
7.50% 04/01/2026		0	0	7,392	7,764	7,392	7,764
6.25% 05/15/2029		3,000,000	3,533,967	0	0	3,000,000	3,533,967
6.50% 07/01/2029		0	0	19,601	20,185	19,601	20,185
6.50% 04/01/2032		0	0	72,717	74,734	72,717	74,734
6.50% 06/01/2032		0	0	547,696	562,884	547,696	562,884
6.50% 07/01/2032		0	0	533,078	547,869	533,078	547,869
6.50% 08/01/2032		0	0	106,893	109,857	106,893	109,857
6.50% 11/01/2032		0	0	3,799	3,905	3,799	3,905
5.50% 01/01/2033 (c)		0	0	5,721,939	5,681,650	5,721,939	5,681,650
6.00% 02/01/2033		0	0	522,225	528,079	522,225	528,079
6.50% 05/01/2033		0	0	129,583	133,202	129,583	133,202
5.00% 06/01/2033		0	0	1,654,266	1,608,643	1,654,266	1,608,643
6.00% 07/01/2033		0	0	258,082	260,777	258,082	260,777
4.50% 08/01/2033		0	0	860,051	813,019	860,051	813,019
4.50% 09/01/2033		0	0	884,680	836,301	884,680	836,301
4.50% 10/01/2033		0	0	5,392,416	5,097,530	5,392,416	5,097,530
5.50% 11/01/2033 (c)		0	0	256,274	254,394	256,274	254,394
6.50% 11/01/2033		0	0	63,719	65,379	63,719	65,379

5

Pro Forma Combined Fund	ML Fund		BlackRock Fund		BlackRock Fund Pro Forma Combined Fund
% of Net Assets	Share/Par	Market Value	Share/Par	Market Value	Share/Par	Market Value
6.50% 02/01/2034	0	$0	56,012	$57,464	56,012	$57,464
5.00% 03/01/2034	0	0	2,107,029	2,048,919	2,107,029	2,048,919
4.50% 04/01/2034	0	0	65,843	62,151	65,843	62,151
5.50% 04/01/2034 (c)	0	0	8,987,575	8,921,665	8,987,575	8,921,665
5.00% 05/01/2034	0	0	10,239,682	9,957,283	10,239,682	9,957,283
5.50% 05/01/2034 (c)	0	0	21,965,935	21,804,848	21,965,935	21,804,848
5.50% 08/01/2034 (c)	0	0	11,002,518	10,925,047	11,002,518	10,925,047
6.00% 08/01/2034	0	0	6,103,537	6,166,037	6,103,537	6,166,037
5.50% 09/01/2034 (c)	0	0	350,006	346,914	350,006	346,914
6.00% 09/01/2034	0	0	772,499	779,802	772,499	779,802
6.00% 10/01/2034	0	0	1,735,812	1,752,225	1,735,812	1,752,225
6.50% 10/01/2034	0	0	2,199,531	2,260,525	2,199,531	2,260,525
5.50% 11/01/2034 (c)	0	0	762,126	755,393	762,126	755,393
5.50% 12/01/2034 (c)	0	0	316,489	313,693	316,489	313,693
4.50% 01/01/2035	0	0	189,161	178,146	189,161	178,146
5.50% 01/01/2035 (c)	0	0	154,249	152,886	154,249	152,886
4.50% 02/01/2035	0	0	382,150	360,721	382,150	360,721
5.50% 02/01/2035 (c)	0	0	3,762,823	3,734,161	3,762,823	3,734,161
5.50% 03/01/2035 (c)	0	0	1,005,552	995,915	1,005,552	995,915
6.00% 04/01/2035	0	0	471,175	476,094	471,175	476,094
6.50% 04/01/2035	0	0	7,392,056	7,597,041	7,392,056	7,597,041
5.50% 05/01/2035 (c)	0	0	92,672	91,784	92,672	91,784
6.00% 05/01/2035	0	0	40,242	40,623	40,242	40,623
5.00% 07/01/2035	0	0	401,099	388,648	401,099	388,648
5.50% 07/01/2035 (c)	0	0	459,731	455,325	459,731	455,325
4.50% 08/01/2035	0	0	99,852	94,038	99,852	94,038
5.50% 08/01/2035 (c)	0	0	97,005	96,075	97,005	96,075
5.00% 09/01/2035	0	0	1,441,204	1,396,467	1,441,204	1,396,467
4.50% 10/01/2035	0	0	497,876	468,885	497,876	468,885
5.00% 10/01/2035	0	0	1,392,663	1,349,433	1,392,663	1,349,433
6.00% 10/01/2035	0	0	409,628	413,511	409,628	413,511
6.00% 11/01/2035	0	0	399,972	403,763	399,972	403,763
Federal National Mortgage Association TBA
4.50% 01/18/2021	0	0	3,900,000	3,793,966	3,900,000	3,793,966
5.50% 01/18/2021	0	0	27,900,000	28,065,670	27,900,000	28,065,670
5.00% 01/14/2034	0	0	145,100,000	140,565,625	145,100,000	140,565,625
6.00% 01/14/2034	0	0	13,400,000	13,521,431	13,400,000	13,521,431
4.50% 01/13/2035	0	0	7,900,000	7,438,340	7,900,000	7,438,340
6.50% 01/12/2036	0	0	5,400,000	5,538,375	5,400,000	5,538,375
Government National Mortgage Association
8.00% 04/20/2013	0	0	77,610	82,357	77,610	82,357
6.00% 01/15/2014	0	0	154,477	158,670	154,477	158,670
5.50% 03/15/2014	0	0	417,476	423,834	417,476	423,834
6.00% 04/15/2014	0	0	46,492	47,754	46,492	47,754
6.00% 06/15/2014	0	0	58,905	60,505	58,905	60,505
7.00% 10/15/2027	0	0	32,956	34,665	32,956	34,665
7.50% 11/15/2027	0	0	537	566	537	566
7.00% 12/15/2027	0	0	118,308	124,427	118,308	124,427
7.00% 01/15/2028	0	0	4,688	4,927	4,688	4,927
7.00% 04/15/2028	0	0	29,378	30,875	29,378	30,875
7.00% 05/15/2028	0	0	23,013	24,185	23,013	24,185
7.00% 06/15/2028	0	0	115,385	121,264	115,385	121,264
5.50% 08/15/2033	0	0	106,317	107,152	106,317	107,152
6.50% 10/15/2034	0	0	83,655	87,329	83,655	87,329
Total Mortgage Pass-Throughs	42,200,000	$45,216,934	406,301,102	$398,859,214	448,501,102	$444,076,148

6

		Pro Forma Combined Fund	ML Fund		BlackRock Fund		BlackRock Fund Pro Forma Combined Fund
		% of Net Assets	Share/Par	Market Value	Share/Par	Market Value	Share/Par	Market Value
Government Mortgaged Backed		66.6%

Fannie Mae Guaranteed Pass Through Certificates Series 2004-T9 Class A1
4.96% 04/25/2035 (f)			15,733,691	$15,746,412	0	$0	15,733,691	$15,746,412
Fannie Mae Guaranteed Pass Through Certificates Series 2003-28 Class TB
5.00% 08/25/2022			5,656,801	5,607,294	0	0	5,656,801	5,607,294
Fannie Mae Guaranteed Pass Through Certificates Series 2003-41 Class YF
5.12% 06/25/2028 (f)			17,717,780	17,756,532	0	0	17,717,780	17,756,532
Fannie Mae Guaranteed Pass Through Certificates Series 2004-29 Class FW
5.12% 12/25/2017 (f)			6,468,424	6,482,783	0	0	6,468,424	6,482,783
Fannie Mae Guaranteed Pass Through Certificates Series 2004-61 Class TF
5.22% 10/25/2031 (f)			19,009,872	19,138,930	0	0	19,009,872	19,138,930
Fannie Mae Guaranteed Pass Through Certificates Series 2005-103 Class AT
5.50% 06/25/2024 (f)			20,178,819	20,317,595	0	0	20,178,819	20,317,595
Fannie Mae Guaranteed Pass Through Certificates Series 2005-67 Class EA
5.50% 11/25/2022			24,655,463	24,786,483	0	0	24,655,463	24,786,483
Fannie Mae Guaranteed Pass Through Certificates Series 1996-W1 Class AL
7.25% 03/25/2026			1,280,662	1,327,636	0	0	1,280,662	1,327,636
Fannie Mae Guaranteed Pass Through Certificates Series 1998-M1 Class IO2
0.69% 02/25/2013 (f)(g)			37,319,468	693,299	0	0	37,319,468	693,299
Fannie Mae Guaranteed Pass Through Certificates

4.28%	02/01/2010		5,160,831	5,022,590	0	0	5,160,831	5,022,590
4.50%	09/01/2034		22,855,088	21,573,480	0	0	22,855,088	21,573,480
4.62%	11/01/2014		3,453,109	3,360,190	0	0	3,453,109	3,360,190
4.66%	02/01/2015		33,504,843	32,655,619	0	0	33,504,843	32,655,619
4.68%	02/01/2015		9,744,555	9,513,221	0	0	9,744,555	9,513,221
4.70%	03/01/2015		8,714,065	8,517,852	0	0	8,714,065	8,517,852
4.72%	03/01/2014		6,401,405	6,246,589	0	0	6,401,405	6,246,589
4.85%	09/01/2035		27,494,692	27,383,825	0	0	27,494,692	27,383,825
4.86%	01/01/2015 - 02/01/2015		53,330,529	52,635,400	0	0	53,330,529	52,635,400
4.90%	01/01/2014		34,490,501	34,143,951	0	0	34,490,501	34,143,951
4.94%	12/01/2012 - 03/01/2015		25,929,719	25,777,433	0	0	25,929,719	25,777,433
4.95%	09/01/2035		32,391,871	32,042,321	0	0	32,391,871	32,042,321
5.00%	11/01/2019 - 08/01/2035		2,168,853	2,131,840	0	0	2,168,853	2,131,840
5.01%	01/01/2015		8,868,415	8,766,255	0	0	8,868,415	8,766,255
5.10%	02/01/2013		39,220,000	39,580,040	0	0	39,220,000	39,580,040
5.25%	01/01/2015		8,887,800	9,041,381	0	0	8,887,800	9,041,381
5.28%	11/01/2015		20,025,483	20,437,007	0	0	20,025,483	20,437,007
5.32%	11/01/2015		40,507,856	41,467,487	0	0	40,507,856	41,467,487
5.34%	01/01/2018		10,795,000	10,948,181	0	0	10,795,000	10,948,181
5.36%	11/01/2015		30,637,846	31,447,298	0	0	30,637,846	31,447,298
5.50%	03/01/2032 - 02/01/2035		59,564,788	58,786,119	0	0	59,564,788	58,786,119
6.00%	09/01/2035 - 10/01/2035		41,719	46,203	0	0	41,719	46,203
6.50%	12/01/2008 - 01/01/2036		22,531,649	23,126,006	0	0	22,531,649	23,126,006
7.16%	01/25/2022		1,487,171	1,508,281	0	0	1,487,171	1,508,281
7.50%	07/01/2016 - 12/01/2032		6,240,345	6,541,971	0	0	6,240,345	6,541,971

7

		Pro Forma Combined Fund	ML Fund		BlackRock Fund		BlackRock Fund Pro Forma Combined Fund
		% of Net Assets	Share/Par	Market Value	Share/Par	Market Value	Share/Par	Market Value
8.00%	09/01/2024 - 09/01/2027		21,863	$23,350	0	$0	21,863	$23,350
8.50%	08/01/2012 - 07/15/2023		1,182,607	1,283,300	0	0	1,182,607	1,283,300
11.00%	02/01/2011 - 08/01/2020		359,505	395,540	0	0	359,505	395,540
13.00%	09/01/2013 - 03/01/2015		270,317	301,255	0	0	270,317	301,255
Fannie Mae Guaranteed Pass Through Certificates Series 273 Class 2

7.00%	07/01/2026 (g)		247,156	50,550	0	0	247,156	50,550
Freddie Mac Mortgage Participation Certificates
5.00%	01/01/2019 - 01/15/2036		118,106,146	115,095,408	0	0	118,106,146	115,095,408
5.01%	10/01/2035 (f)		10,846,864	10,745,174	0	0	10,846,864	10,745,174
5.50%	03/01/2016 - 03/01/2035		128,224,620	127,476,049	0	0	128,224,620	127,476,049
6.00%	10/01/2009 - 10/01/2035		138,680,980	140,421,863	0	0	138,680,980	140,421,862
6.50%	08/01/2029		2,484,820	2,556,921	0	0	2,484,820	2,556,921
7.00%	04/01/2032		1,457,884	1,518,320	0	0	1,457,884	1,518,320
7.50%	05/01/2009 - 12/01/2032		17,385,796	18,246,632	0	0	17,385,796	18,246,632
8.00%	01/01/2008 - 08/01/2032		2,794,134	2,959,460	0	0	2,794,134	2,959,460
8.50%	01/01/2025 - 07/01/2025		341,271	370,163	0	0	341,271	370,163
10.00%	07/01/2019		302	331	0	0	302	331
11.00%	08/01/2010 - 09/01/2020		210,148	231,743	0	0	210,148	231,743
11.50%	07/01/2013 - 06/01/2020		172,505	187,598	0	0	172,505	187,598
12.00%	06/01/2013 - 06/01/2020		142,756	157,145	0	0	142,756	157,145
12.50%	12/01/2015 - 07/01/2019		242,843	265,186	0	0	242,843	265,186
13.00%	09/01/2010 - 02/01/2016		342,153	377,894	0	0	342,153	377,894
Freddie Mac Mortgage Participation Certificates Series 1220 Class B
659.00%	02/15/2022 (f) (g)		3,535	42,421	0	0	3,535	42,421
Freddie Mac Mortgage Participation Certificates Series SF4 Class B
2.37%	12/15/2009		4,789,031	4,632,416	0	0	4,789,031	4,632,416
Freddie Mac Mortgage Participation Certificates Series 2643 Class OF
5.10%	07/15/2028 (f)		26,376,721	26,452,887	0	0	26,376,721	26,452,887
Freddie Mac Mortgage Participation Certificates Series 1220 Class A
5.10%	02/15/2022 (f)		434,817	434,886	0	0	434,817	434,886
Ginnie Mae MBS Certificates Series 2005-9 Class IO
0.78%	01/16/2045 (f)(g)		136,705,537	7,472,325	0	0	136,705,537	7,472,325
Ginnie Mae MBS Certificates Series 2005-90 Class IO
0.91%	11/16/2045 (f) (g)		135,894,926	8,013,724	0	0	135,894,926	8,013,724
Ginnie Mae MBS Certificates Series 2005-50 Class IO
1.01%	06/16/2045 (f)(g)		34,828,247	2,376,585	0	0	34,828,247	2,376,585
Ginnie Mae MBS Certificates Series 2004-10 Class IO
1.03%	01/16/2044 (f)(g)		57,924,172	2,830,754	0	0	57,924,172	2,830,754
Ginnie Mae MBS Certificates Series 2004-77 Class IO
1.07%	09/16/2044 (f)(g)		164,632,867	8,534,568	0	0	164,632,867	8,534,568

8

	Pro Forma Combined Fund	ML Fund		BlackRock Fund		BlackRock Fund Pro Forma Combined Fund
	% of Net Assets	Share/Par	Market Value	Share/Par	Market Value	Share/Par	Market Value
Ginnie Mae MBS Certificates Series 2003-109 Class B

3.23%	09/16/2021	39,362,530	$37,849,934	0	$0	39,362,530	$37,849,934
Ginnie Mae MBS Certificates Series 2004-103 Class A

3.88%	12/16/2019	7,647,259	7,468,979	0	0	7,647,259	7,468,979
Ginnie Mae MBS Certificates Series 2005-29 Class Z

4.25%	04/16/2045 (f)	4,629,092	3,767,207	0	0	4,629,092	3,767,207
Ginnie Mae MBS Certificates Series 2004-97 Class C

4.52%	02/16/2028 (f)	8,400,000	8,109,177	0	0	8,400,000	8,109,177
Ginnie Mae MBS Certificates Series 2005-9 Class Z

4.65%	01/16/2045 (f)	5,197,164	4,620,060	0	0	5,197,164	4,620,060
Ginnie Mae MBS Certificates Series 2005-12 Class C

4.66%	12/16/2030	20,000,000	19,452,180	0	0	20,000,000	19,452,180
Ginnie Mae MBS Certificates Series 2005-67 Class Z

4.72%	08/16/2045 (f)	5,565,197	5,032,372	0	0	5,565,197	5,032,372
Ginnie Mae MBS Certificates Series 2005-90 Class C

4.79%	11/16/2037 (f)	7,000,000	6,731,200	0	0	7,000,000	6,731,200
Ginnie Mae MBS Certificates Series 2005-59 Class B

4.82%	10/16/2029 (f)	10,000,000	9,847,556	0	0	10,000,000	9,847,556
Ginnie Mae MBS Certificates Series 2005-59 Class ZA

4.96%	03/16/2046 (f)	8,800,900	8,135,431	0	0	8,800,900	8,135,431
Ginnie Mae MBS Certificates Series 2005-10 Class ZB

5.18%	12/16/2044 (f)	2,871,505	2,771,835	0	0	2,871,505	2,771,835
Ginnie Mae MBS Certificates Series 2001-58 Class C

5.49%	08/16/2027 (f)	20,000,000	20,374,346	0	0	20,000,000	20,374,346
Ginnie Mae MBS Certificates
5.00%	12/15/2034 - 01/15/2035	45,718,216	45,159,145	0	0	45,718,216	45,159,145
5.10%	10/15/2007 - 12/01/2015	9,630,900	9,570,996	0	0	9,630,900	9,570,996
5.11%	08/01/2045 - 01/15/2047	12,527,200	12,324,509	0	0	12,527,200	12,324,509
5.50%	07/15/2006 - 11/30/2045	20,287,441	20,749,073	0	0	20,287,441	20,749,073
5.60%	01/15/2009	12,931,460	13,374,492	0	0	12,931,460	13,374,492
5.70%	03/01/2015 - 08/15/2046	7,846,700	8,091,478	0	0	7,846,700	8,091,478
5.80%	04/15/2046	49,061,300	51,161,124	0	0	49,061,300	51,161,124
6.00%	05/15/2024 - 11/15/2031	2,159,630	2,213,796	0	0	2,159,630	2,213,796
6.09%	10/15/2008	34,553,684	36,785,161	0	0	34,553,684	36,785,161
7.00%	04/15/2023 - 04/15/2032	4,208,000	4,418,458	0	0	4,208,000	4,418,458
7.50%	02/15/2025 - 12/15/2031	4,800,082	5,056,752	0	0	4,800,082	5,056,752
10.50%	01/15/2016 - 04/15/2021	25,964	29,167	0	0	25,964	29,167
11.00%	01/15/2016	57	62	0	0	57	62
Total Government Mortgage Backed		1,990,797,917	1,451,106,441	0	0	1,990,797,917	1,451,106,441

Collateralized Mortgage Obligations	13.7%

Ameriquest Mortgage Securities, Inc. Series 2004-IA1 Class M1

5.62%	09/25/2034 (f)	11,250,000	11,300,085	0	0	11,250,000	11,300,085

9

	Pro Forma Combined Fund	ML Fund		BlackRock Fund		BlackRock Fund Pro Forma Combined Fund
	% of Net Assets	Share/Par	Market Value	Share/Par	Market Value	Share/Par	Market Value
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-4 Class A4

3.51%	06/25/2034 (f)	47,823,000	$46,526,232	0	$0	47,823,000	$46,526,232

Bear Stearns Commercial Mortgage Securities Series 2005-PW10 Class A4

5.41%	12/11/2040 (f)	20,000,000	20,375,000	0	0	20,000,000	20,375,000

Centex Home Equity Series 2004-B Class AV1

5.02%	03/25/2034 (f)	3,485,467	3,487,384	0	0	3,485,467	3,487,384

Countrywide Home Equity Loan Trust Series 2004-K Class 2A

5.05%	02/15/2034 (f)	7,895,227	7,910,235	0	0	7,895,227	7,910,235

CS First Boston Mortgage Securities Corp. Series 2005-C6 Class A4

5.23%	12/15/2040 (f)	37,750,000	37,913,911	0	0	37,750,000	37,913,910
Federal National Mortgage Association, Series 03-130, Class SP (IO)

2.62%	08/25/2028 (h)	0	0	6,431,760	190,058	6,431,760	190,058
GS Mortgage Securities Corp. II Series 2005-GG4 Class A2

4.48%	07/10/2039	20,000,000	19,530,986	0	0	20,000,000	19,530,986
JP Morgan Chase Commercial Mortgage Security Series 2005-LDP5 Class A4

5.18%	12/15/2044 (f)	30,000,000	30,200,100	0	0	30,000,000	30,200,100

JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2 Class A2

4.58%	07/15/2042	13,128,000	12,860,043	0	0	13,128,000	12,860,043

JPMorgan Mortgage Trust Series 2005-A6 Class 7A1
4.99%	08/25/2035 (f)	31,836,371	31,472,501	0	0	31,836,371	31,472,501

Mastr Asset Backed Securities Trust Series 2004-HE1 Class A3

4.94%	09/25/2034 (f)	19,000,000	19,016,228	0	0	19,000,000	19,016,228

New Century Home Equity Loan Trust Series 2004-3 Class A5

5.17%	11/25/2034 (f)	16,411,770	16,424,651	0	0	16,411,770	16,424,651

Residential Asset Mortgage Products, Inc. Series 2004-RS9 Class AII2

5.16%	05/25/2034 (f)	8,000,000	8,027,493	0	0	8,000,000	8,027,493

Securitized Asset Backed Receivables LLC Trust Series 2004-OP1 Class A2

5.07%	02/25/2034 (f)	4,836,989	4,836,961	0	0	4,836,989	4,836,961
Salomon Brothers Mortgage Securities VI, Series 87-1 (IO)

11.00%	02/17/2017 (h)	0	0	36,961	8,894	36,961	8,894
Salomon Brothers Mortgage Securities VI, Series 87-1 (PO)

11.50%	02/17/2017 (i)	0	0	36,960	34,188	36,960	34,188
Washington Mutual Series 2004-AR12 Class A3

4.89%	10/25/2044 (f)	10,840,101	10,880,325	0	0	10,840,101	10,880,325

Wells Fargo Home Equity Trust Series 2004-2 Class A32

5.16%	02/25/2032 (f)	17,429,592	17,476,671	0	0	17,429,592	17,476,671

Total Collateralized Mortgage Obligtations		299,686,517	298,238,805	6,505,681	233,140	306,192,198	298,471,945

10

	Pro Forma Combined Fund	ML Fund		BlackRock Fund		BlackRock Fund Pro Forma Combined Fund
	% of Net Assets	Share/Par	Market Value	Share/Par	Market Value	Share/Par	Market Value
Commercial Mortgage Backed Securities	0.0%

General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2		0	$0	904,524	$958,517	904,524	$958,517
7.18% 08/15/2036
Total Commercial Mortgage Backed		0	0	904,524	958,517	904,524	958,517

Project Loans	0.0%

Federal Housing Authority
7.43% 09/01/2022			0	645	656	645	$656
Total Project Loans		0	0	645	656	645	656

Asset Backed Securities	0.1%

The Money Store Small Business Administration Loan Trust, Series 99-1, Class A
5.05% 07/15/2025 (f)		0	0	80,197	79,670	80,197	79,670
Structured Asset Receivables Trust, Series 03-2
4.40% 01/21/2009 (f)(j)		0	0	1,324,435	1,324,021	1,324,435	1,324,021
Total Asset Backed Securities		0	0	1,404,632	1,403,691	1,404,632	1,403,691

Short Term Investments	13.1%

Federal Home Loan Bank, Discount Notes
4.28% 03/08/2006 (k)		0	0	50,000,000	49,619,555	50,000,000	49,619,555
Federal Home Loan Mortgage Corp., Discount Notes
4.20% 01/30/2006 (k)		0	0	177,800,000	177,239,930	177,800,000	177,239,930
Federal National Mortgage Association, Discount Notes
3.50% 01/03/2006 (k)		0	0	7,000,000	7,000,000	7,000,000	7,000,000
Lehman Brothers Inc. Repurchase Agreement (Repurchase price of $3,301,558 collateralized by FNMA 4.834% due 09/01/2034)
4.05% 01/27/2006		15,000,000	15,000,000	0	0	15,000,000	15,000,000
Merrill Lynch Liquidity Series, LLC Money Market Series (l)(m)		27,656,250	27,656,250	0	0	27,656,250	27,656,250
Galileo Money Market Fund		0	0	7,746,560	7,746,560	7,746,560	7,746,560
Total Short Term Investments		42,656,250	42,656,250	242,546,560	241,606,045	285,202,810	284,262,295

TBA Sale Commitments	-3.6%

Federal Home Loan Mortgage Corp. Gold TBA
4.50% 01/18/2021		0	0	(2,900,000)	(2,821,154)	(2,900,000)	(2,821,154)
4.50% 01/12/2036		0	0	(4,300,000)	(4,044,688)	(4,300,000)	(4,044,688)
Federal National Mortgage Association TBA
5.00% 01/18/2021		0	0	(3,100,000)	(3,066,092)	(3,100,000)	(3,066,092)
6.00% 01/14/2034		0	0	(13,400,000)	(13,521,431)	(13,400,000)	(13,521,431)
5.00% 01/13/2035		0	0	(12,800,000)	(12,400,000)	(12,800,000)	(12,400,000)
4.50% 01/12/2036		0	0	(9,000,000)	(8,474,058)	(9,000,000)	(8,474,058)
5.50% 01/12/2036		0	0	(30,500,000)	(30,195,000)	(30,500,000)	(30,195,000)
6.00% 02/13/2036		0	0	(3,400,000)	(3,426,561)	(3,400,000)	(3,426,561)
Total TBA Sale Commitments		0	0	(79,400,000)	(77,948,984)	(79,400,000)	(77,948,984)

11

	Pro Forma Combined Fund	ML Fund		BlackRock Fund		BlackRock Fund Pro Forma Combined Fund
	% of Net Assets	Contracts	Market Value	Contracts	Market Value	Contracts	Market Value
Call Swaptions Written	0.0%

Barclays Capital, Strike Price $5.14, Expires 04/21/08 (n)		0	$0	(610)	$(269,254)	(610)	$(269,254)
Pay a fixed rate of 4.25% and receive a floating rate based on 3-month LIBOR, expiring January 2006 (o)(p)		(89)	(17,800)	0	0	(89)	(17,800)
Option to pay fixed rate of 4.89% and receive a floating rate based on 3-month LIBOR, expiring January 2006 (o)(p)		(13)	(66,850)	0	0	(13)	(66,850)
Option to pay fixed rate of 4.99% and receive a floating rate based on 3-month LIBOR, expiring January 2006 (o)(p)		(13)	(97,488)	0	0	(13)	(97,488)
Option to pay fixed rate of 5.10% and receive a floating rate based on 3-month LIBOR, expiring January 2006 (o)(p)		(13)	(165,000)	0	0	(13)	(165,000)
Option to pay fixed rate of 5.13% and receive a floating rate based on 3-month LIBOR, expiring January 2006 (o)(p)		(13)	(187,588)	0	0	(13)	(187,587)
Total Call Swaptions Written		(141)	(534,726)	(610)	(269,254)	(751)	(803,979)

Put Swaptions Written	-0.1%

Barclays Capital, Strike Price $5.14, Expires 04/21/08 (n)		0	0	(610)	(220,637)	(610)	(220,637)
Receive a fixed rate of 4.25% and receive a floating rate based on 3-month LIBOR, expiring January 2006 (o)(p)		(89)	(560,700)	0	0	(89)	(560,700)
Option to pay fixed rate of 4.89% and receive a floating rate based on 3-month LIBOR, expiring January 2006 (o)(p)		(13)	(113,038)	0	0	(13)	(113,037)
Option to pay fixed rate of 4.99% and receive a floating rate based on 3-month LIBOR, expiring January 2006 (o)(p)		(13)	(43,588)	0	0	(13)	(43,587)
Option to pay fixed rate of 5.10% and receive a floating rate based on 3-month LIBOR, expiring January 2006 (o)(p)		(13)	(13,750)	0	0	(13)	(13,750)
Option to pay fixed rate of 5.13% and receive a floating rate based on 3-month LIBOR, expiring January 2006 (o)(p)		(13)	(950)	0	0	(13)	(950)
Receive a fixed rate of 6.07% and receive a floating rate based on 3-month LIBOR, expiring April 2007 (o)(p)		(78)	(937,673)	0	0	(78)	(937,673)
Total Put Swaptions Written		(219)	(1,669,699)	(610)	(220,637)	(829)	(1,890,334)

Put Swaptions Purchased	0.0%

Pay a fixed rate of 5.95% and receive a floating rate based on 3-month LIBOR, expiring April 2007 (o)(p)		100	833,500	0	0	100	833,500
Total Put Swaptions Purchased		100	833,500	0	0	100	833,500

12

	Pro Forma Combined Fund	ML Fund		BlackRock Fund		BlackRock Fund Pro Forma Combined Fund
	% of Net Assets	Share/Par	Market Value	Share/Par	Market Value	Share/Par	Market Value
Total Investments in Securities at Market Value	129.4%
			$2,062,900,404		$754,363,293		$2,817,263,697

Liabilities in Excess of Other Assets	(29.4)%
			$(459,500,015)		$(180,814,189)		$640,314,208

Net Assets	100.0%		$1,603,400,385		$573,549,104		$2,176,949,489

Total Investments in Securities at Cost (b)			$2,081,103,559		$758,024,811		$2,839,128,370

(b)	Cost for Federal income tax purposes is $2,917,832,045. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$8,915,415
Gross unrealized depreciation	(31,044,888)
$(22,129,473)

(c)

Securities, or a portion thereof, pledged as collateral with a value of $1,237,699 on 968 long U.S. Treasury Note futures contracts, 87 long U.S. Treasury Bond futures contracts, 40 short U.S. Treasury Bond futures contracts, and 1,022 short U.S. Treasury Note futures contracts expiring March 2006 and 51 short Euro-Dollar futures contracts expiring December 2006. The value of such contracts on December 31, 2005 was $244,869,013 with an unrealized gain of $267,455 (including commissions of $4,760).

(d)	Securities, or a portion thereof, subject to financing transactions.
(e)	Security, or a portion of security, is on loan.
(f)	Rates shown are the rates as of December 31, 2005.
(g)	Represents the interest only portion of a mortgage-backed obligation.
(h)	Rates shown are the effective yields as of December 31, 2005.
(i)	Interest rate of underlying collateral.
(j)

Security exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2005, the Portfolio held 0.1% of its net assets, with a current market value of $1,324,021, in securities restricted as to resale.

(k)	The rate shown is the effective yield on the discount notes at the time of purchase.
(l)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
	Affiliate	Net Activity	Interest Income
	Merrill Lynch Liquidity Series, LLC Money Market Series	$27,656,250	$159,685

(m)	Security was purchased with the cash proceeds from securities loans.
(n)	Each swaption contract is equivalent to $10,000 notional amount.
(o)

This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

(p)	One contract represents a notional amount of $1,000,000.

Short Sales
Shares	Issue	Value
15,000,000	Fannie Mae	$(14,916,795)
Total (Proceeds - $14,904,150)		(14,916,795)

13

Derivatives

SWAPS OUTSTANDING

BlackRock Fund

Swaps outstanding as of December 31, 2005:

			Interest		Interest			Unrealized
		Termination	Receivable		Payable		Notional amount	Appreciation
Portfolio	Counter-Party	Date	Rate		Rate		(Local Currency)	(Depreciation)

Government Income	Morgan Stanley	06/14/06	3.22%		4.49	%(1)	$8,190,000	$(59,745)
	Morgan Stanley	06/17/06	3.21%		4.50	%(1)	6,100,000	(45,016)
	Union Bank of Switzerland	04/16/07	4.15	%(1)	3.00%		10,000,000	253,000
	Deutsche Bank	08/02/07	4.39%		4.26	%(1)	22,500,000	95,392
	Deutsche Bank	04/18/08	4.82	%(2)	N/A	(3)	82,100,000	(81,554)
	Deutsche Bank	03/23/10	4.50	%(1)	4.60%		34,100,000	(70,629)
	Morgan Stanley	06/17/10	4.31%		4.50	%(1)	5,900,000	(131,383)
	Union Bank of Switzerland	08/16/10	4.34	%(1)	4.56%		7,400,000	5,180
	Union Bank of Switzerland	09/27/10	4.51%		4.52	%(1)	1,500,000	(3,710)
	Merrill Lynch	07/22/14	4.19	%(1)	4.93%		3,300,000	(50,886)
	Morgan Stanley	10/01/14	4.05	%(1)	4.52%		3,400,000	93,607
	Union Bank of Switzerland	11/26/14	4.40	%(1)	4.58%		50,000,000	1,126,923
	Union Bank of Switzerland	03/21/15	4.88%		4.50	%(1)	6,000,000	68,280
	Deutsche Bank	03/24/15	5.08%		4.50	%(1)	11,100,000	271,223
	Deutsche Bank	03/29/15	5.11%		4.52	%(1)	11,000,000	293,072
	Morgan Stanley	07/11/15	4.44%		4.12	%(1)	4,000,000	(101,270)
	Morgan Stanley	08/02/15	4.73%		4.26	%(1)	3,100,000	(10,374)
	Deutsche Bank	10/28/15	5.06%		4.23	%(1)	18,100,000	204,173
	Deutsche Bank	11/10/15	4.31	%(1)	5.10%		36,800,000	(498,010)

(1)    Rate shown is based on the 3 month LIBOR as of the most recent payment date.

(2)    Per the terms of the agreement, rate becomes effective 04/18/06.

(3)    Rate to be determined based on the 3 month LIBOR on 04/18/06.

14

ML Fund

Swaps outstanding as of December 31, 2005:

		Unrealized
	Notional	Appreciation
Description	Amount	(Depreciation)
Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Agency Index and pay a floating rate based on 1-month LIBOR minus 0.05%

Broker, Lehman Brothers Special Finance
Expires May 2006	$25,000,000	$—

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month LIBOR minus 0.12%

Broker, Lehman Brothers Special Finance
Expires June 2006	$50,000,000	—

Pay a fixed rate of 3.4775% and receive a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Finance
Expires September 2008	$40,000,000	1,362,229

Pay a fixed rate of 4.94% and receive a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Finance
Expires December 2012	$18,500,000	(46,927)

Pay a fixed rate of 4.933% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires January 2013	$40,000,000	(80,800)

Pay a fixed rate of 4.934% and receive a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Finance
Expires June 2013	$35,000,000	(70,325)

Pay a fixed rate of 4.8875% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires December 2014	$93,000,000	225,153

Pay a fixed rate of 4.760% and receive a floating rate based on 3-month LIBOR

Broker, Credit Suisse First Boston International
Expires June 2015	$40,000,000	501,021

Pay a fixed rate of 4.72% and receive a floating rate based on 3-month LIBOR

Broker, Citibank N.A.
Expires September 2015	$6,500,000	109,424

Pay a fixed rate of 5.028% and receive a floating rate based on 3-month LIBOR

Broker, HSBC Bank USA
Expires December 2015	$8,200,000	(58,574)

Pay a fixed rate of 5.078% and receive a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Finance
Expires December 2015	$19,000,000	(209,906)

15

		Unrealized
	Notional	Appreciation
Description	Amount	(Depreciation)
Pay a fixed rate of 4.9575% and receive a floating rate based on a 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires December 2015	$28,500,000	(40,664)

Pay a fixed rate of 4.995% and receive a floating rate based on 3-month LIBOR

Broker, UBS Warburg
Expires December 2015	$36,000,000	(156,509)

Receive a fixed rate of 4.99% and pay a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Finance
Expires January 2016	$24,000,000	(39,812)

Pay a fixed rate of 5.008% and receive a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Finance
Expires February 2016	$12,400,000	(58,156)

Pay a fixed rate of 5.145% and receive a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Finance
Expires March 2016	$25,000,000	(367,225)

Pay a fixed rate of 5.1025% and receive a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Finance
Expires March 2016	$65,500,000	(746,700)

Pay a fixed rate of 5.151% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires March 2016	$54,000,000	(818,316)

Receive a fixed rate of 4.95% and pay a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires April 2017	$17,000,000	(36,992)

Receive a fixed rate of 5.258% and pay a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires April 2017	$8,680,000	177,688

Pay a fixed rate of 5.41% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires April 2037	$7,130,000	(325,670)

Pay a fixed rate of 5.11% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires April 2037	$11,000,000	(26,686)
		$(707,747)

16

(1)     Rate shown is based on the 3 month LIBOR as of the most recent payment date.

(2)     Per the terms of the agreement, rate becomes effective 04/18/06.

(3)     Rate to be determined based on the 3 month LIBOR on 04/18/06.

17

OPTIONS ROLL-FORWARD SCHEDULE

ML Fund

Call		Number of
		Contracts	Premium
	Balance at 12/31/2004	—	$—
	Written	529	3,173,531
	Expired	—	—
	Closed	(388)	(2,731,094)
	Balance at 12/31/2005	141	$442,437

Put		Number of
		Contracts	Premium
	Balance at 12/31/2004	50	$1,695,458
	Written	607	4,362,857
	Expired	—	—
	Closed	(438)	(4,494,052)
	Balance at 12/31/2005	219	$1,564,263

BlackRock Fund

Call		Number of
		Contracts	Premium
	Balance at 12/31/2004	—	$—
	Written	3,621	1,471,259
	Expired	213	40,292
	Closed	(3,224)	(1,244,981)
	Balance at 12/31/2005	610	$266,570

Put		Number of
		Contracts	Premium
	Balance at 12/31/2004	—	$—
	Written	3,387	1,464,168
	Expired	(23)	(6,405)
	Closed	(2,754)	(1,191,193)
	Balance at 12/31/2005	610	$266,570

18

ML Fund

            No currency contracts

BlackRock Fund

            No currency contracts

19

PRO FORMA STATEMENT OF ASSETS & LIABILITIES

AS OF DECEMBER 31, 2005

(UNAUDITED)

					BlackRock Fund Pro Forma
		BlackRock	Pro Forma		Combined
	ML Fund	Fund	Adjustments		Fund
ASSETS
Investments in unaffiliated securities at value (Including securities loaned of $26,583,500 and $0)(Cost $2,054,503,509 & $758,557,951)	$2,036,615,076	$754,853,184	$—		$2,791,468,260
Investments in affiliated securities at value (Cost $27,656,250 & $0)	27,656,250	—	—		27,656,250
Options purchase at value (premiums paid $950,500 & $0)	833,500	—	—		833,500
Cash	902,097	—	—		902,097
Interest receivable	12,027,854	2,391,492	—		14,419,346
Security lending receivable	15,988	—	—		15,988
Investments sold receivable	387,020,112	154,330,795	—		541,350,907
Short sale receivable	15,005,400	—	—		15,005,400
Capital shares sold receivable	—	1,624,676	—		1,624,676
Pricipal paydown receivable	51,015	—	—		51,015
Swap receivable	835,963	—	—		835,963
Option written receivable	178,750	—	—		178,750
Benefical interest sold	1,418,097	—	—		1,418,097
Prepaid expenses	63,892	32,872	—		96,764
Futures margin receivable	—	17,379	—		17,379
Unrealized appreciation on swaps	2,375,515	2,410,849	—		4,786,364
TOTAL ASSETS	2,484,999,509	915,661,247	—		3,400,660,756

LIABILITIES
Reverse repurchase agreement	321,025,000	—	—		321,025,000
Short sale at market value (proceeds $14,904,150)	14,916,795	—	—		14,916,795
Collateral on securities loaned at value	27,656,250	—	—		27,656,250
Investments purchased payable	497,748,355	337,720,842	—		835,469,197
Capital shares redeemed payable	—	1,753,782	—		1,753,782
Dividends payable	8,552,829	377,089	—		8,929,918
Beneficial interest redeemed	2,462,923	—	—		2,462,923
Swaps payable	1,244,586	—	—		1,244,586
Advisory fees payable (6)	600,500	112,808	—		713,308
Administrative fees payable (9)	—	108,661	—		108,661
Custodian fees payable (7)	—	49,356	—		49,356
Distribution fees payable (8)	543,526	47,163	—		590,689
Transfer agent fees payable (7)	—	51,608	—		51,608
Other affliliates	986,963	—	—		986,963
Interest on loans	173,099	—	—		173,099
Short sale interest	150,000	—	—		150,000
Other accrued expenses payable	250,614	203,455	—		454,069
Futures margin payable	—	144,912	—		144,912
Options written, at fair value (premiums received $2,006,700 & $533,140)	2,204,422	489,891	—		2,694,313
Unrealized depreciation on swaps	3,083,262	1,052,576	—		4,135,838
TOTAL LIABILITIES	881,599,124	342,112,143	—		1,223,711,267

NET ASSETS	$1,603,400,385	$573,549,104	$—		$2,176,949,489

ANALYSIS OF NET ASSETS
Accumulated paid in capital	$1,625,510,462	$586,557,283	$—		$2,212,067,745
Distributions in excess of net investment income	(1,957,980)	(1,236,875)	—		(3.194.855)
Accumulated net realized loss on investments	(1,228,550)	(9,743,275)	—		(10,971,825)
Unrealized depreciation on investments	(18,923,547)	(2,028,029)	—		(20,951,576)

NET ASSETS	$1,603,400,385	$573,549,104	$—		$2,176,949,489

OUTSTANDING SHARES
BlackRock Fund – BlackRock Class	—	849,318	—		849,318
BlackRock Fund – Institutional Class	—	—	30,555,623	(1)	30,555,623
BlackRock Fund – Service Class	—	20,861,815	—		20,861,815
BlackRock Fund – Investor A Class	—	24,393,161	66,221,595	(2)	90,614,756
BlackRock Fund – Investor B Class	—	3,737,090	—		3,737,090
BlackRock Fund – Investor C Class	—	3,041,580	—		3,041,580
ML Fund – Class A	71,355,484	—	(71,355,484	)(2)	—
ML Fund – Class B	29,453,904	—	(29,453,904	)(3)	—
ML Fund – Class C	23,057,132	—	(23,057,132	)(4)	—
ML Fund – Class I	32,918,788	—	(32,918,788	)(1)	—
ML Fund – Class R	2,447,767	—	(2,447,767	)(5)	—
BlackRock Fund – Investor B1 Class	—	—	27,336,353	(3)	27,336,353
BlackRock Fund – Investor C1 Class	—	—	21,436,270	(4)	21,436,270
BlackRock Fund – R Class	—	—	2,268,509	(5)	2,268,509

NET ASSET VALUE PER SHARE
BlackRock Fund – BlackRock Class	$—	$10.85	$		$10.85
BlackRock Fund – Institutional Class	—	0.00			10.85
BlackRock Fund – Service Class	—	10.84			10.84
BlackRock Fund – Investor A Class	—	10.85			10.85
BlackRock Fund – Investor B Class	—	10.85			10.85
BlackRock Fund – Investor C Class	—	10.83			10.83
ML Fund – Class A	10.07	—			—
ML Fund – Class B	10.07	—			—
ML Fund – Class C	10.07	—			—
ML Fund – Class I	10.07	—			—
ML Fund – Class R	10.06	—			—
Black Rock Fund – Investor B1 Class	—	—			10.85
Black Rock Fund – Investor C1 Class	—	—			10.83
Black Rock Fund – R Class	—	—			10.85

20

(1)	Transfer of Class I shares of the ML Fund into Institutional class of the BlackRock Fund plus shares adjustment for the difference in NAV/share.
(2)	Transfer of Class A shares of the ML Fund into Investor A class of the BlackRock Fund plus shares adjustment for the difference in NAV/share.
(3)	Transfer of Class B shares of the ML Fund into Investor B1 class of the BlackRock Fund plus shares adjustment for the difference in NAV/share.
(4)	Transfer of Class C shares of the ML Fund into Investor C1 class of the BlackRock Fund plus shares adjustment for the difference in NAV/share.
(5)	Transfer of Class R shares of the ML Fund into R class of the BlackRock Fund plus shares adjustment for the difference in NAV/share.
(6)	Payable to BlackRock for advisory services.
(7)	Payable to PFPC are custody and transfer agent services.
(8)	Payable to PNC Bank affiliates are for distribution and sales support services.
(9)	Payable to PFPC/BlackRock for accounting and administration services.

21

PRO FORMA STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005

(UNAUDITED)

	ML	BlackRock	Pro Forma		BlackRock Fund Pro Forma
	Fund	Fund	Adjustments		Combined Fund
Investment Income
Interest	$76,630,829	$23,707,659	$—		$100,338,488
Security lending income	159,685	—	—		159,685

Total investment income	76,790,514	23,707,659	—		100,498,173

Expenses:
Investment advisory fees	8,106,020	2,468,308	(116,825	)(1)	10,457,503
Administration fees	494,908	417,503	461,501	(2)	1,373,912
Administration fees - BlackRock class	—	3,679	(1,036	)(2)	2,643
Administration fees - Institutional class	—	—	88,515	(2)	88,515
Administration fees - Service class	—	294,177	(243,126	)(2)	51,051
Administration fees - Investor A class	—	302,398	(107,729	)(2)	194,669
Administration fees - Investor B class	—	60,755	(50,231	)(2)	10,524
Administration fees - Investor C class	—	42,215	(34,883	)(2)	7,332
Administration fees - Investor B1 class	—	—	86,911	(1)	86,911
Administration fees - Investor C1 class	—	—	63,753	(1)	63,753
Administration fees - R class	—	—	4,479	(1)	4,479
Custodian fees	196,748	238,405	(155,998	)(2)	279,155
Transfer agent fees	—	192,142	(192,142	)(2)	—
Transfer agent fees - BlackRock class	—	526	187	(2)	713
Transfer agent fees - Institutional class	812,428	—	—		812,428
Transfer agent fees - Service class	—	36,518	159,559	(2)	196,077
Transfer agent fees - Investor A class	1,720,416	37,539	448,165	(2)	2,206,120
Transfer agent fees - Investor B class	—	7,543	101,436	(2)	108,979
Transfer agent fees - Investor C class	—	5,240	47,968	(2)	53,208
Transfer agent fees - ML B class	855,609	—	—		855,609
Transfer agent fees - ML C class	645,666	—	—		645,666
Transfer agent fees - ML R class	42,268	—	—		42,268
Shareholder servicing fees - Service class	—	508,650	—		508,650
Shareholder servicing fees - Investor A class	1,886,468	521,967	2,708	(3)	2,411,143
Shareholder servicing fees - Investor B class	—	104,736	—		104,736
Shareholder servicing fees - Investor C class	—	72,800	—		72,800
Distribution fees - Investor A class	—	208,918	(208,918	)(4)	—
Distribution fees - Investor B class	—	314,210	—		314,210
Distribution fees - Investor C class	—	218,404	—		218,404
Account maintenance and distribution fees - ML B class	2,598,334	—	—		2,598,334
Account maintenance and distribution fees - ML C class	2,036,215	—	—		2,036,215
Account maintenance and distribution fees - ML R class	90,119	—	—		90,119
Legal and audit fees	96,375	99,977	147,512	(5)	343,864
Printing fees	101,141	134,091	(27,200	)(6)	208,032
Registration fees and expenses	90,814	50,116	(90,814	)(6)	50,116
Trustee’s fees	55,946	17,820	14,110	(7)	87,876
Short sale expense	113,423	—	—		113,423
Other	138,641	50,549	(71,628	)(6)	117,562

Total expenses excluding interest expense	20,081,539	6,409,186	326,274		26,816,999

Interest expense	972,128	—	—		972,128

Total expenses	21,053,667	6,409,186	326,274		27,789,127

Less advisory fees waived	—	(1,435,817)	(1,468,376	)(8)	(2,904,193)
Less administrative fees waived - BlackRock class	—	(3,679)	1,036	(8)	(2,643)
Less distribution fees waived - Investor A class	—	(208,918)	208,918	(8)	—
Less custodian fees waived	—	(19,986)	19,986	(9)	—
Less transfer agent fees waived - BlackRock class	—	—	(224	)(8)	(224)
Less transfer agent fees reimbursed - BlackRock class	—	—	(489	)(8)	(489)
Less transfer agent fees waived	—	(18,080)	18,080	(8)	—

Net expenses	21,053,667	4,722,706	(894,795)		24,881,578

Net investment income (loss)	55,736,847	18,984,953	894,795		75,616,595

Realized and unrealized gain on investment:
Net realized gain from:
Investment transactions	2,626,616	(2,433,668)			192,948
Short sales	401,368	—			401,368
Options and swaptions contracts	1,272,154	211,426			1,483,580
Future and swap contract	(3,035,935)	(3,397,050)			(6,432,985)

	1,264,203	(5,619,292)	—		(4,355,089)

Change in unrealized appreciation (depreciation) from:
Investment transactions	(26,546,223)	(6,042,345)	—		(32,588,568)
Options and swaptions contracts	(402,880)	43,249	—		(359,631)
Future and swaps contracts	(2,659,293)	1,462,910	—		(1,196,383)

	(29,608,396)	(4,536,186)	—		(34,144,582)

Net increase (decrease) in net assets resulting from operations	$27,392,654	$8,829,475	$894,795		$37,116,924

(1)	Adjustment due to contractual agreement of the surviving fund.
(2)	Adjustment due to change in the contractual agreement of the surviving fund.
(3)	Adjustment due to distribution and service plan of the surviving fund.
(4)	Adjustment due to change in the distribution and service plan of the surviving fund.
(5)	Adjustment based on legal and audit arrangements of the surviving fund.
(6)	Adjustment due to the elimination of duplicative expenses achieved by merging the funds.
(7)	Adjustment based on director compensation plan of the surviving fund.
(8)	Admustment due to change in the waiver/reimbursement agreement of the surviving fund.
(9)	Adjustment due to elimination of waiver arrangement in place for the surviving fund.

22

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1—Basis of Combination:

The ML Fund Board, at meetings held on May 10, 2006, and the BlackRock Fund Board, at meetings held on May 16, 2006, each approved the entry of their respective Fund into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which, subject to approval by the shareholders of the ML Fund, the ML Fund will transfer all of its assets, subject to certain stated liabilities, to the BlackRock Fund in exchange for a number of shares of the BlackRock Fund equal in value to the net assets of the ML Fund (the “Reorganization”). If the Reorganization is consummated, shares of the BlackRock Fund then will be distributed to the ML Fund shareholders on a pro rata basis in liquidation of the ML Fund.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the BlackRock Fund and the ML Fund at December 31, 2005. The unaudited pro forma statement of operations reflects the results of operations of the BlackRock Fund and the ML Fund for the twelve months ended December 31, 2005. These statements have been derived from the books and records of the BlackRock Fund and the ML Fund utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are August 31 for the ML Fund and September 30 for the BlackRock Fund.

The accompanying pro forma financial statements should be read in conjunction with the historical financial statements of the BlackRock Fund and the ML Fund included or incorporated by reference in their respective Statements of Additional Information. The pro forma financial statements for the combined fund are presented for information purposes only and may not necessarily be representative of what the actual financial statements for the combined fund would have been had the Reorganization occurred on December 31, 2005. Following the Reorganization, the BlackRock Fund will be the accounting survivor.

All costs with respect to the Reorganization will be paid by MLIM, BlackRock or their affiliates.

NOTE 2—Fund Valuation:

Net asset value is calculated separately for each class of shares of the BlackRock Fund as of the close of regular trading hours on the NYSE on each day the NYSE is open for trading by dividing the value of all securities, cash and other assets owned by the BlackRock Fund that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by the BlackRock Fund is as follows: fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the BlackRock Fund Board; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the BlackRock Fund Board determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the BlackRock Fund Board as reflecting fair value. Any securities that are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. Certain of the securities acquired by the BlackRock Fund may be traded on non-U.S. exchanges or over-the-counter markets on days on which the BlackRock Fund’s net asset value is not calculated. In such cases, the net asset value of the BlackRock Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the BlackRock Fund.

23

When market quotations are not readily available for securities held by the BlackRock Fund or are believed by BlackRock Advisors to be unreliable, the BlackRock Fund investments are valued at fair value (“Fair Value Assets”). Fair Value Assets generally are valued by BlackRock Advisors in accordance with procedures approved by the BlackRock Fund Board. BlackRock Advisors will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the BlackRock Fund Board.

When determining the price for a Fair Value Asset, BlackRock Advisors shall seek to determine the price that the BlackRock Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the BlackRock Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the BlackRock Fund’s net asset value. As a result, the BlackRock Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

NOTE 3—Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of the BlackRock Fund that would have been issued at December 31, 2005 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the ML Fund, as of December 31, 2005, divided by the net asset value per share of the shares of the BlackRock Fund as of December 31, 2005. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2005:

Class of Shares	Shares of BlackRock Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Shares Outstanding Post-Combination
Investor A	24,393,161	66,221,595	90,614,756
Investor B	3,737,090	0	3,737,090
Investor B1	0	27,336,353	27,336,353
Investor C	3,041,580	0	3,041,580
Investor C1	0	21,436,270	21,436,270
R	0	2,268,509	2,268,509
Institutional	0	30,555,623	30,555,623
Service	20,861,815	0	20,861,815
BlackRock	849,318	0	849,318

NOTE 4—Pro Forma Operating Expenses:

The pro forma statement of operations for the 12 month period ending December 31, 2005, as adjusted to reflect contractual fee waivers applicable to the BlackRock Fund effective January 31, 2006 and fee adjustments applicable to the BlackRock Fund effective February 1, 2006, reflects changes in expenses of the BlackRock Fund as if the Reorganization was consummated on January 1, 2005. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5—Federal Income Taxes:

The BlackRock Fund and the ML Fund each has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, the BlackRock Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as

24

defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, the Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

The BlackRock Fund has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains. As a result of the Reorganization, however, the BlackRock Fund will undergo an “ownership change” for tax purposes (because the BlackRock Fund is significantly smaller than the Merrill Fund), and accordingly, the BlackRock Fund’s use of its own capital loss carryforwards (and certain “built-in losses”) will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally the product of the net asset value of the BlackRock Fund immediately prior to the ownership change and a rate established by the IRS for the month of the Closing Date (for example, such rate is 4.30% for May, 2006)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. In addition, for five years after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund, if any, with capital loss carryforwards (and certain “built-in losses”) attributable to the other Fund.

The identified cost of investments for the BlackRock Fund and the ML Fund is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

25

PART C

OTHER INFORMATION

Item 15. Indemnification

Indemnification of BlackRock Funds’ principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated by reference herein as Exhibit 7(a). Indemnification of BlackRock Funds’ Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement filed herewith as Exhibit 9(a), Section 12 of the Transfer Agency Agreement filed herewith as Exhibit 13(c) and Section 9 of the Administration Agreement filed herewith as Exhibit 13(a). BlackRock Fund intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the BlackRock Fund’s Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 9.6 of the BlackRock Funds’ Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of BlackRock Funds. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 16. Exhibits

Ex. Number	Description

(1)(a)

Declaration of Trust of BlackRock Funds dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(b)

Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(c)

Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(d)

Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to BlackRock Funds’ Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996

(e)

Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(2)

Amended and Restated Code of Regulations of BlackRock Funds is incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 42 to BlackRock Funds’ Registration Statement on Form N-1A filed on June 11, 1999

(3)	None

(4)	Form of Agreement and Plan of Reorganization, filed herewith as Appendix B to Proxy Statement/Prospectus

(5)

Sections V, VIII and IX of BlackRock Funds’ Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998; Article II of BlackRock Funds’ Amended and Restated Code of Regulations is incorporated herein by reference to Exhibit (2)(a) of Post-Effective Amendment No. 42 to BlackRock Funds’ Registration Statement on Form N-1A filed on June 11, 1999

(6)(a)

Investment Advisory Agreement between BlackRock Funds and BlackRock Advisors, Inc. relating to all then-existing Portfolios except the Multi-Sector Mortgage Securities Portfolio III and Index Equity Portfolio is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to BlackRock Funds’ Registration Statement on Form N-1A filed on May 30, 1996

(b)	Form of Amendment No. 1 to Investment Advisory Agreement between BlackRock Funds and BlackRock Advisors, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ee) of Post-Effective Amendment No. 68 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 28, 2003

(c)

Form of Addendum No. 4 to Investment Advisory Agreement between BlackRock Funds and BlackRock Advisors, Inc. with respect to the High Yield Bond Portfolio is incorporated herein by reference to Exhibit 5(s) of Post-Effective Amendment No. 37 to BlackRock Funds’ Registration Statement on Form N-1A filed on August 7, 1998

(d)

Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the High Yield Bond Portfolio is incorporated herein by reference to Exhibit 5(t) of Post-Effective Amendment No. 37 to BlackRock Funds’ Registration Statement on Form N-1A filed on August 7, 1998

(7)(a)

Distribution Agreement between BlackRock Funds and BlackRock Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 59 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 29, 2001

(b)

Form of Appendix A to Distribution Agreement between BlackRock Funds and BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 94 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 2006

(c)

Form of Cooperation Agreement among BlackRock Funds, BlackRock Advisors, Inc. and UBS AG is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 91 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 31, 2005

(8)	None

(9)(a)

Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRock Funds and PFPC is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(b)

Sub-Custodian Agreement dated April 27, 1992 among BlackRock Funds, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(c)

Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(d)

Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(e)

Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(f)

Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 28, 1997

(10)(a)

Amended and Restated Distribution and Service Plan dated September 10, 2004 of BlackRock Funds for Service, Series A Investor, Series B Investor, Series C Investor, Institutional, HL and BlackRock Shares is incorporated herein by reference to Exhibit 13(a) of Post-Effective

Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(b)

Form of Appendix A to Amended and Restated Distribution and Service Plan is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 94 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 2006

(c)

Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System dated September 10, 2004 of BlackRock Funds is incorporated herein by reference to Exhibit 14(a) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(11)	Opinion and Consent of counsel—Skadden, Arps, Slate, Meagher & Flom LLP+

(12)	Opinion and Consent of counsel—Skadden, Arps, Slate, Meagher & Flom LLP, regarding certain tax matters*

(13)(a)

Amended and Restated Administration Agreement dated February 10, 2004 among BlackRock Funds, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(b)

Form of Appendix A to the Amended and Restated Administration Agreement among BlackRock Funds, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 94 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 2006

(c)

Amended and Restated Transfer Agency Agreement dated February 10, 2004 between BlackRock Funds and PFPC Inc. is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(d)

Form of Exhibit A to the Amended and Restated Transfer Agency Agreement between BlackRock Funds and PFPC Inc. is incorporated herein by reference to Exhibit 8(h) of Post-Effective Amendment No. 94 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 2006

(e)

Share Acquisition Agreement dated April 29, 1998 by and among BlackRock Funds and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit 9(l) of Post-Effective Amendment No. 36 to BlackRock Funds’ Registration Statement on Form N-1A filed on April 29, 1998

(f)

Schedule A to Expense Limitation Agreement is incorporated herein by reference to Exhibit 8(l) of Post-Effective Amendment No. 94 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 2006

(g)

Form of Shareholders’ Administrative Services Agreement between BlackRock Funds and BlackRock Advisors, Inc. is incorporated herein by reference to Exhibit 8(p) of Post-Effective Amendment No. 91 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 31, 2005

(14)(a)	Consent of independent auditors of the BlackRock Fund+

(b)	Consent of independent auditors of the ML Fund+

(15)	None

(16)(a)	Power of Attorney of David R. Wilmerding, Jr. dated June 12, 2006+

(b)	Power of Attorney of Robert M. Hernandez dated June 12, 2006+

(c)	Power of Attorney of Laurence D. Fink dated June 12, 2006+

(d)	Power of Attorney of Stuart E. Eizenstat dated June 14, 2006+

(e)	Power of Attorney of Dr. Matina Horner dated June 12, 2006+

(f)	Power of Attorney of Bruce R. Bond dated June 12, 2006+

(g)	Power of Attorney of Richard S. Davis dated June 12, 2006+

(h)	Power of Attorney of Peter S. Drotch dated June 12, 2006+

(i)	Power of Attorney of Toby Rosenblatt dated June 12, 2006+

(17)	Form of Proxy Card+

* To be filed by amendment

+ Filed herewith

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant in the City of New York and State of New York, on the 15th day of June, 2006.

BLACKROCK FUNDSSM

By:

/s/ HENRY GABBAY
Henry Gabbay
President
(Principal Executive Officer)

By:

/s/ WILLIAM MCGINLEY
William McGinley
Treasurer
(Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date
/s/ *BRUCE R. BOND	Trustee	June 15, 2006
(Bruce R. Bond)
/s/ *RICHARD S. DAVIS	Trustee	June 15, 2006
(Richard S. Davis)
/s/ *PETER S. DROTCH	Trustee	June 15, 2006
(Peter S. Drotch)
/s/ *STUART E. EIZENSTAT	Trustee	June 15, 2006
(Stuart E. Eizenstat)
/s/ *LAURENCE D. FINK	Trustee	June 15, 2006
(Laurence D. Fink)
/s/ *ROBERT M. HERNANDEZ	Trustee	June 15, 2006
(Robert M. Hernandez)
/s/ *DR. MATINA HORNER	Trustee	June 15, 2006
(Dr. Matina Horner)
/s/ *TOBY ROSENBLATT	Trustee	June 15, 2006
(Toby Rosenblatt)
*DAVID R. WILMERDING, JR.	Trustee and Chairman of the Board	June 15, 2006
(David R. Wilmerding, Jr.)

*By:

/s/ ANNE ACKERLEY	June 15, 2006
Anne Ackerley, Attorney-in-fact

SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number	Description

(11)	Opinion and Consent of counsel—Skadden, Arps, Slate, Meagher & Flom LLP

(14)(a)	Consent of independent auditors of the BlackRock Fund

(b)	Consent of independent auditors of the ML Fund

(16)(a)	Power of attorney of David R. Wilmerding, Jr.
(b)	Power of attorney of Robert M. Hernandez
(c)	Power of attorney of Laurence D. Fink
(d)	Power of attorney of Stuart E. Eizenstat
(e)	Power of attorney of Dr. Matina Horner
(f)	Power of attorney of Bruce R. Bond
(g)	Power of attorney of Richard S. Davis
(h)	Power of attorney of Peter S. Drotch
(i)	Power of attorney of Toby Rosenblatt

(17)	Form of Proxy Card